FIDELITY(REGISTERED TRADEMARK)
INVESTMENT GRADE BOND
FUND

ANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   22  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  26  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  30  The auditors' opinion.
ACCOUNTANTS

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY INVESTMENT GRADE BOND    0.71%        34.62%        115.76%

LB Aggregate Bond                 1.26%        38.86%        117.64%

Intermediate Investment Grade     0.10%        32.88%        105.69%
Debt  Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the intermediate investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 285 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY INVESTMENT GRADE BOND  0.71%        6.13%         7.99%

LB Aggregate Bond               1.26%        6.79%         8.09%

Intermediate Investment Grade   0.10%        5.84%         7.45%
Debt   Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Investment Grade Bond       LB Aggregate Bond
             00026                       LB001
  1990/04/30      10000.00                    10000.00
  1990/05/31      10271.93                    10296.00
  1990/06/30      10427.48                    10461.77
  1990/07/31      10582.75                    10606.14
  1990/08/31      10441.44                    10464.02
  1990/09/30      10502.57                    10550.87
  1990/10/31      10406.98                    10684.86
  1990/11/30      10631.17                    10914.59
  1990/12/31      10810.86                    11084.86
  1991/01/31      10922.37                    11222.31
  1991/02/28      11093.88                    11317.70
  1991/03/31      11236.69                    11395.79
  1991/04/30      11381.59                    11518.86
  1991/05/31      11462.15                    11585.67
  1991/06/30      11460.84                    11579.88
  1991/07/31      11613.15                    11740.84
  1991/08/31      11902.89                    11994.44
  1991/09/30      12158.50                    12237.93
  1991/10/31      12279.66                    12373.77
  1991/11/30      12399.16                    12487.61
  1991/12/31      12855.66                    12858.49
  1992/01/31      12694.71                    12683.62
  1992/02/29      12796.03                    12766.06
  1992/03/31      12774.04                    12694.57
  1992/04/30      12818.80                    12785.97
  1992/05/31      13083.28                    13027.63
  1992/06/30      13236.32                    13207.41
  1992/07/31      13631.12                    13476.84
  1992/08/31      13753.44                    13612.95
  1992/09/30      13875.18                    13774.95
  1992/10/31      13685.05                    13591.74
  1992/11/30      13697.71                    13594.46
  1992/12/31      13924.56                    13810.61
  1993/01/31      14250.80                    14075.78
  1993/02/28      14608.47                    14322.10
  1993/03/31      14743.61                    14382.25
  1993/04/30      14821.78                    14482.93
  1993/05/31      14900.45                    14501.76
  1993/06/30      15290.97                    14764.24
  1993/07/31      15526.49                    14848.40
  1993/08/31      15955.99                    15108.24
  1993/09/30      16001.82                    15149.03
  1993/10/31      16191.77                    15205.09
  1993/11/30      16054.93                    15075.84
  1993/12/31      16184.34                    15157.25
  1994/01/31      16437.35                    15361.88
  1994/02/28      15901.15                    15094.58
  1994/03/31      15435.20                    14721.74
  1994/04/30      15317.83                    14603.97
  1994/05/31      15344.92                    14602.51
  1994/06/30      15259.53                    14570.38
  1994/07/31      15499.79                    14860.33
  1994/08/31      15547.03                    14878.17
  1994/09/30      15416.76                    14659.46
  1994/10/31      15355.84                    14646.26
  1994/11/30      15402.83                    14614.04
  1994/12/31      15318.12                    14714.88
  1995/01/31      15495.92                    15006.23
  1995/02/28      15711.53                    15363.38
  1995/03/31      15802.73                    15457.10
  1995/04/30      16027.04                    15673.50
  1995/05/31      16598.35                    16280.06
  1995/06/30      16709.18                    16398.91
  1995/07/31      16661.06                    16362.83
  1995/08/31      16825.45                    16560.82
  1995/09/30      16987.23                    16721.46
  1995/10/31      17221.72                    16938.84
  1995/11/30      17455.08                    17192.92
  1995/12/31      17694.01                    17433.62
  1996/01/31      17814.67                    17548.68
  1996/02/29      17494.81                    17243.34
  1996/03/31      17374.15                    17122.63
  1996/04/30      17248.58                    17026.75
  1996/05/31      17222.42                    16992.69
  1996/06/30      17418.62                    17220.39
  1996/07/31      17466.99                    17266.89
  1996/08/31      17439.92                    17237.54
  1996/09/30      17712.14                    17537.47
  1996/10/31      18087.23                    17926.80
  1996/11/30      18410.34                    18233.35
  1996/12/31      18229.00                    18063.78
  1997/01/31      18276.15                    18119.78
  1997/02/28      18314.77                    18165.08
  1997/03/31      18103.26                    17963.44
  1997/04/30      18356.28                    18232.90
  1997/05/31      18509.21                    18406.11
  1997/06/30      18738.68                    18625.14
  1997/07/31      19235.29                    19128.02
  1997/08/31      19069.48                    18965.43
  1997/09/30      19328.37                    19246.12
  1997/10/31      19591.86                    19525.19
  1997/11/30      19640.69                    19615.00
  1997/12/31      19852.47                    19813.12
  1998/01/31      20113.60                    20066.72
  1998/02/28      20121.47                    20050.67
  1998/03/31      20194.10                    20118.84
  1998/04/30      20291.87                    20223.46
  1998/05/31      20474.67                    20415.58
  1998/06/30      20629.02                    20588.77
  1998/07/31      20673.21                    20632.47
  1998/08/31      20858.31                    20968.29
  1998/09/30      21325.18                    21459.19
  1998/10/31      21170.10                    21345.98
  1998/11/30      21326.21                    21466.87
  1998/12/31      21429.23                    21531.42
  1999/01/31      21590.80                    21685.22
  1999/02/28      21220.54                    21306.59
  1999/03/31      21353.57                    21424.81
  1999/04/30      21424.82                    21492.72
  1999/05/31      21174.75                    21303.59
  1999/06/30      21100.80                    21235.55
  1999/07/31      21029.11                    21146.36
  1999/08/31      20987.80                    21135.62
  1999/09/30      21245.25                    21380.89
  1999/10/31      21266.17                    21459.77
  1999/11/30      21283.67                    21458.28
  1999/12/31      21213.68                    21354.81
  2000/01/31      21173.37                    21284.95
  2000/02/29      21406.82                    21542.33
  2000/03/31      21679.60                    21825.95
  2000/04/28      21576.37                    21763.66
IMATRL PRASUN   SHR__CHT 20000430 20000518 095525 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Investment Grade Bond Fund on April 30, 1990. As the chart shows, by April 30, 2000, the value of the investment would have grown to $21,576 - a 115.76% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $21,764 - a 117.64% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                    YEARS ENDED APRIL 30,

                    2000                    1999    1998    1997    1996

Dividend returns    6.09%                   5.85%   6.55%   6.70%   6.77%

Capital returns     -5.38%                  -0.27%   3.99%  -0.28%  0.85%

Total returns       0.71%                   5.58%   10.54%  6.42%   7.62%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED APRIL 30, 2000   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share            3.70(cents)   21.99(cents)   43.49(cents)

Annualized dividend rate       6.50%         6.38%          6.24%

30-day annualized yield        6.78%         -              -

DIVIDENDS per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $6.93 over the past one month, $6.91 over the past six months and $6.97 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Bonds had an unsettling journey, as
the Federal Reserve Board fired five
shots across the bow - in the form of
quarter-point rate hikes - in an effort
to subdue a raging economy during
the 12-month period that ended April
30, 2000. The Lehman Brothers
Aggregate Bond Index - a widely
followed measure of taxable-bond
performance - returned only 1.26% for
the period. The spread sectors - namely
corporate bonds, mortgage securities
and government agencies - lost the
most ground early on, recoiling in the
face of perceived supply pressures. The
news was much better in the fall, as
corporates jumped on
lighter-than-expected supply. Mortgages
rallied on strong housing turnover and
slowing refinancing activity, while a
restructuring in the agency market
helped prop up those issues. Treasuries
wilted as investors turned to
higher-yielding spread sector issues
and high-flying equities. However, the
scene changed abruptly in January
when the U.S. Treasury announced its
intent to re-purchase long-term debt and curtail future issuance. Treasury prices soared in response and, with the help of rising short-term interest rates, spawned an inverted yield curve - which occurs when short-term bonds outyield longer dated securities. Spread sectors recoiled on the news, with their yield spreads widening out relative to Treasuries. The Lehman Brothers
Treasury Index, reflective of this
reversal of fortune, posted a return of
2.23% for the 12-month period,
compared to the Lehman Brothers
Corporate Bond, Mortgage-Backed
Securities and U.S. Agency indexes,
which returned -1.01%, 1.85% and
1.19%, respectively.

(photograph of Kevin Grant)

An interview with Kevin Grant, Portfolio Manager of Fidelity
Investment Grade Bond Fund

Q. HOW DID THE FUND PERFORM, KEVIN?

A. For the 12 months that ended April 30, 2000, the fund posted a total return of 0.71%, outpacing the intermediate investment grade debt funds average tracked by Lipper Inc., which returned 0.10%. The Lehman Brothers Aggregate Bond Index returned 1.26% during this same time frame.

Q. WHAT WAS THE INVESTMENT CLIMATE LIKE DURING THE 12-MONTH PERIOD?

A. Concerns about inflation and higher interest rates held Treasuries at bay during the second half of 1999. Our decision to remain heavily exposed to the spread sectors - namely corporate bonds and mortgage securities - at this time relative to the index paid off, as yield spreads tightened between these securities and Treasuries in the fall, boosting their prices. Positive technical factors allowed the spread sectors to recover nicely from the sharp downturn in the summer spurred in large part by supply pressures tied to the millennium changeover. In January, however, conditions changed abruptly with the Treasury's announcement of its intent to re-purchase high-yielding, longer-term debt and reduce further issuance. Brought on by a growing U.S. budget surplus, this move, coupled with an anticipated increase in short-term rates, sent the price of the long bond higher and its yield lower. An inversion in the two- to 30-year segment of the yield curve resulted, with higher yields at the shorter end of the curve and lower yields at the longer end. This inversion led to wider spreads between long-term Treasuries and comparable duration spread sector issues during the second half of the period. So, even though the Federal Reserve Board continued to tighten monetary policy, interest rates actually fell during the period due to a shrinking Treasury market.

Q. HOW DID THE FUND RESPOND TO THESE CHANGING CONDITIONS?

A. The fund was reasonably well-positioned for these changes, as we knew about the Treasury buyback months in advance. We had ample opportunity to prepare for it, and we made some moves in January that worked out well for the fund. I sold many of our long-dated corporate bonds in January - most notably 30-year bank securities - toward the height of a post-Y2K rally, and moved the proceeds into long-term Treasuries. This strategy paid off, as the prices of these government issues jumped sharply higher in response to the buyback. The move wasn't enough, however, as our underweighting of the sector hurt performance relative to the Treasury-heavy Lehman Brothers index. By taking a defensive stance and reducing the fund's exposure to long-term corporates, we were able to reduce price risk in our non-Treasury holdings, which, as it turns out, helped. In hindsight, though, I wish I had sold more corporates and just bought Treasuries instead of mixing in defensive instruments such as Yankee bonds, which ultimately didn't prove that defensive. Still, we garnered an edge from a competitive standpoint, as many of our peers were punished for maintaining hefty positions in longer-term, lower-quality corporates, which suffered the most.

Q. WHAT WAS YOUR STRATEGY IN TERMS OF MORTGAGE SECURITIES?

A. During the period, I used the mortgage piece of the fund more tactically than ever. I was able to trade mortgages quite freely, allowing us to take advantage of a cheapening in the corporate bond market without the additional risk. Mortgages became an almost completely discounted market with securities priced below their face value, or par, and with virtually none refinanceable due to economic factors. Housing turnover created prepayments, which were windfalls for us because we got prepaid at par. Needless to say, we liked this environment as mortgage holders. Having said that, mortgages, which are sensitive to the spread movement in corporates, also cheapened late in the period. So, like corporates, I wish I had moved more out of mortgages and into Treasuries - a tough tradeoff given what we lose in yield.

Q. WHAT'S YOUR OUTLOOK?

A. I'm optimistic about the fund's prospects, given that the spread sectors remain historically cheap. It seems to me that at some point soon the Treasury buyback story will be nothing more than old news and, thus, fully reflected in the market. When that happens, the spotlight should once again shift back to corporates and mortgages, which bodes well for the fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: high current income by
investing mainly in
investment-grade securities

FUND NUMBER: 026

TRADING SYMBOL: FBNDX

START DATE: August 6, 1971

SIZE: as of April 30, 2000,
more than $2.1 billion

MANAGER: Kevin Grant, since
1997; manager, several
Fidelity investment-grade
taxable bond funds; joined
Fidelity in 1993

KEVIN GRANT REFLECTS ON THE
U.S. BUDGET SURPLUS:

"Current forecasts call for a $160
billion surplus, a figure that's likely
to grow as the year progresses. I feel
the tax collection numbers that
are forthcoming will likely exceed
current expectations, driving the
budget surplus up even further. If
so, it wouldn't surprise me to see
the government either step up its
buyback program or continue to
cut the number of auctions for new
Treasuries. In fact, the U.S.
Treasury has already announced
that it will buy back up to $30 billion
in Treasuries this year alone, with
an even larger program slated for
2001. One industry source projects
that the shrinkage in the size of the
Treasury market will be fairly
significant. Representing about 35%
of the Lehman Brothers Aggregate
Bond Index today, Treasuries are
expected to drop to 25% within two
years. That shrinkage will come
through a combination of Treasury
buybacks plus smaller and fewer
auctions. The net result could be
lower-than-normal interest rates
at this point in the economic cycle.

"We're very cautious about
underweighting Treasuries in this
very unusual and tricky
environment. The government
isn't making it easy for us by
focusing its efforts on buying back
the cheapest Treasury securities,
which means that the longest,
highest-yielding Treasury
securities - the fund's primary
focus - are slowly disappearing."


INVESTMENT CHANGES





QUALITY DIVERSIFICATION AS OF
APRIL 30, 2000

(MOODY'S RATINGS)              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 6
                                                        MONTHS AGO

Aaa                             61.1                     54.9

Aa                              1.9                      2.3

A                               10.5                     13.3

Baa                             20.0                     24.7

Ba and Below                    0.9                      2.3


TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS.
SECURITIES RATED AS BA OR BELOW WERE RATED INVESTMENT GRADE BY OTHER NATIONALLY RECOGNIZED RATING AGENCIES OR ASSIGNED AN INVESTMENT GRADE RATING AT THE TIME OF ACQUISITION BY FIDELITY.

AVERAGE YEARS TO MATURITY AS
OF APRIL 30, 2000

                                     6 MONTHS AGO

Years                          8.8   9.7

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF APRIL 30, 2000

                                      6 MONTHS AGO

Years                           5.1   5.2

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000 *                                         AS OF OCTOBER 31, 1999 **

Corporate Bonds                 29.7%                          Corporate Bonds                       37.8%

U.S. Government and                                            U.S. Government and
Government Agency                                              Government Agency
Obligations                     58.6%                          Obligations                           50.4%

Asset-Backed  Securities         3.0%                          Asset-Backed  Securities               3.9%

CMOs and Other Mortgage                                        CMOs and Other Mortgage
Related Securities               2.0%                          Related Securities                     2.6%

Other Investments                2.7%                          Other Investments                      1.4%

Short-Term Investments  and                                    Short-Term Investments  and
Net  Other Assets                4.0%                          Net  Other Assets                      3.9%

*  FOREIGN  INVESTMENTS          8.9%                          ** FOREIGN INVESTMENTS                 6.3%

Row: 1, Col: 1, Value: 29.7                                    Row: 1, Col: 1, Value: 37.8
Row: 1, Col: 2, Value: 0.0                                     Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 58.6                                    Row: 1, Col: 3, Value: 50.4
Row: 1, Col: 4, Value: 3.0                                     Row: 1, Col: 4, Value: 3.9
Row: 1, Col: 5, Value: 2.0                                     Row: 1, Col: 5, Value: 2.6
Row: 1, Col: 6, Value: 2.7                                     Row: 1, Col: 6, Value: 1.4
Row: 1, Col: 7, Value: 0.0                                     Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.0                                     Row: 1, Col: 8, Value: 3.9







INVESTMENTS APRIL 30, 2000

Showing Percentage of Net Assets



NONCONVERTIBLE BONDS - 29.7%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - 0.8%

CHEMICALS & PLASTICS - 0.7%

Monsanto Co. 5.75% 12/1/05        A2        $ 17,000                           $ 15,664

PAPER & FOREST PRODUCTS - 0.1%

Fort James Corp. 6.625%           Baa2       1,060                              1,007
9/15/04

TOTAL BASIC INDUSTRIES                                                          16,671

CONSTRUCTION & REAL ESTATE -
2.4%

REAL ESTATE - 0.3%

Cabot Industrial Property LP      Baa2       4,005                              3,811
7.125% 5/1/04

Duke Realty LP 7.3% 6/30/03       Baa1       4,000                              3,901

                                                                                7,712

REAL ESTATE INVESTMENT TRUSTS
- 2.1%

CenterPoint Properties Trust      Baa2       2,490                              2,323
6.75% 4/1/05

Equity Office Properties Trust:

6.5% 1/15/04                      Baa1       14,000                             13,161

6.625% 2/15/05                    Baa1       7,250                              6,726

6.75% 2/15/08                     Baa1       5,560                              5,004

ProLogis Trust 6.7% 4/15/04       Baa1       1,715                              1,611

Spieker Properties LP:

6.75% 1/15/08                     Baa2       15,000                             13,434

6.8% 5/1/04                       Baa2       2,195                              2,071

                                                                                44,330

TOTAL CONSTRUCTION & REAL                                                       52,042
ESTATE

ENERGY - 1.5%

OIL & GAS - 1.5%

Anadarko Petroleum Corp. 7.2%     Baa1       7,580                              6,482
3/15/29

Apache Corp.:

7.625% 7/1/19                     Baa1       2,055                              1,913

7.7% 3/15/26                      Baa1       1,600                              1,508

Apache Finance Property Ltd.      Baa1       800                                717
6.5% 12/15/07

Conoco, Inc. 5.9% 4/15/04         A3         2,500                              2,361

Oryx Energy Co. 8.125%            Baa1       4,285                              4,283
10/15/05

Petro-Canada 7% 11/15/28          A3         5,900                              4,896

Tosco Corp. 8.125% 2/15/30        Baa2       9,800                              9,424

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

YPF Sociedad Anonima:

7.75% 8/27/07                     B1        $ 165                              $ 158

8% 2/15/04                        B1         1,120                              1,083

                                                                                32,825

FINANCE - 11.6%

BANKS - 5.9%

ABN-Amro Bank NV, Chicago         A1         3,000                              2,959
6.625% 10/31/01

Banc One Corp. 7.25% 8/1/02       A1         2,000                              1,991

Bank of Montreal 6.1% 9/15/05     A1         4,000                              3,672

Bank of Tokyo-Mitsubishi Ltd.     A3         8,300                              8,295
8.4% 4/15/10

BankBoston Corp. 6.625% 2/1/04    A3         4,000                              3,855

Barclays Bank PLC yankee:

5.875% 7/15/00                    A1         3,290                              3,283

5.95% 7/15/01                     A1         10,100                             10,001

Capital One Bank 6.375%           Baa2       5,550                              5,356
2/15/03

Capital One Financial Corp.       Baa3       5,490                              5,041
7.125% 8/1/08

Central Fidelity Banks, Inc.      A1         4,000                              4,048
8.15% 11/15/02

Crestar Finanical Corp. 8.75%     A2         4,750                              4,918
11/15/04

First Maryland Bancorp 8.375%     A3         3,000                              3,030
5/15/02

First Tennessee National          Baa1       1,650                              1,580
Corp. 6.75% 11/15/05

HSBC Finance Nederland BV         A2         750                                742
7.4% 4/15/03 (c)

Kansallis-Osake-Pankki (NY        A2         1,780                              1,853
Branch) yankee  10% 5/1/02

Korea Development Bank:

6.625% 11/21/03                   Baa2       4,975                              4,716

7.375% 9/17/04                    Baa2       3,985                              3,771

yankee 6.5% 11/15/02              Baa2       735                                695

MBNA Corp.:

6.34% 6/2/03                      Baa2       1,800                              1,709

6.875% 11/15/02                   Baa2       8,300                              8,118

National Westminster Bank PLC     Aa3        2,935                              2,802
7.375% 10/1/09

Provident Bank 6.375% 1/15/04     Baa2       3,100                              2,940

Providian National Bank 6.75%     Baa3       4,000                              3,890
3/15/02

Sanwa Finance Aruba AEC 8.35%     Baa1       14,300                             14,187
7/15/09

Sumitomo Bank International       Baa1       4,500                              4,598
Finance NV 8.5% 6/15/09

Summit Bancorp 8.625% 12/10/02    BBB+       5,500                              5,593

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

Union Planters Corp. 6.75%        Baa2      $ 3,000                            $ 2,828
11/1/05

Union Planters National Bank      A3         4,000                              3,972
6.81% 8/20/01

Zions Bancorp 8.625% 10/15/02     A3         5,000                              5,079

                                                                                125,522

CREDIT & OTHER FINANCE - 5.0%

Associates Corp. of North
America:

6% 4/15/03                        Aa3        5,500                              5,271

6% 7/15/05                        Aa3        19,000                             17,577

BanPonce Trust I 8.327% 2/1/27    A3         720                                647

Bell Atlantic Financial           A1         3,200                              3,167
Service, Inc. 7.6% 3/15/07

Bellsouth Capital Funding         Aa3        13,060                             13,053
Corp. 7.875% 2/15/30

Chrysler Financial Corp.          A1         5,000                              4,861
5.69% 11/15/01

CIT Group, Inc. 5.5% 2/15/04      A1         2,240                              2,070

Daimler-Chrysler NA Holding       A1         1,250                              1,230
Corp. 6.59% 6/18/02

ERP Operating LP:

6.55% 11/15/01                    A3         1,900                              1,860

7.1% 6/23/04                      A3         4,000                              3,818

Finova Capital Corp. 6.11%        Baa1       2,150                              1,952
2/18/03

First Security Capital I          A3         1,400                              1,210
8.41% 12/15/26

General Electric Capital          Aaa        13,000                             12,990
Corp. 7.25% 2/1/05

GS Escrow Corp. 7.125% 8/1/05     Ba1        4,775                              4,145

HSBC Capital Funding LP           A1         2,400                              2,473
10.176% 12/31/49 (b)(c)

Newcourt Credit Group, Inc.       A1         9,330                              8,958
6.875%  2/16/05

Sprint Capital Corp.:

5.7% 11/15/03                     Baa1       4,800                              4,522

5.875% 5/1/04                     Baa1       9,305                              8,742

6.875% 11/15/28                   Baa1       5,005                              4,348

Trizec Finance Ltd. yankee        Baa3       2,445                              2,494
10.875%  10/15/05

TXU Eastern Funding 6.75%         Baa1       1,455                              1,278
5/15/09

                                                                                106,666

INSURANCE - 0.3%

Executive Risk Capital Trust      Baa3       7,500                              6,999
8.675% 2/1/27

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

SAVINGS & LOANS - 0.3%

H.F. Ahmanson & Co. 7.875%        Baa1      $ 2,600                            $ 2,606
9/1/04

Long Island Savings Bank FSB      Baa3       3,550                              3,509
6.2% 4/2/01

                                                                                6,115

SECURITIES INDUSTRY - 0.1%

Amvescap PLC yankee 6.6%          A3         3,000                              2,788
5/15/05

TOTAL FINANCE                                                                   248,090

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.7%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.4%

Tyco International Group SA       Baa1       8,000                              7,855
yankee 6.125% 6/15/01

POLLUTION CONTROL - 0.3%

WMX Technologies, Inc.:

6.25% 10/15/00                    Ba1        3,150                              3,104

7.1% 8/1/26                       Ba1        3,805                              3,448

                                                                                6,552

TOTAL INDUSTRIAL MACHINERY &                                                    14,407
EQUIPMENT

MEDIA & LEISURE - 3.7%

BROADCASTING - 2.8%

British Sky Broadcasting          Baa3       10,750                             10,428
Group PLC 8.2% 7/15/09

Clear Channel Communications,     Baa3       8,400                              7,322
Inc. 7.25% 10/15/27

Continental Cablevision, Inc.:

8.3% 5/15/06                      Baa2       4,940                              5,031

9% 9/1/08                         Baa2       4,480                              4,713

Nielsen Media Research, Inc.      Baa2       3,495                              3,303
7.6% 6/15/09

TCI Communications, Inc.:

8.75% 8/1/15                      A2         3,355                              3,633

9.8% 2/1/12                       A2         8,355                              9,672

TCI Communications Financing      A3         4,500                              5,167
III 9.65% 3/31/27

Time Warner, Inc. 9.125%          Baa3       2,000                              2,151
1/15/13

USA Networks, Inc./USANi LLC      Baa3       7,500                              6,980
6.75% 11/15/05

                                                                                58,400

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

PUBLISHING - 0.9%

News America Holdings, Inc.       Baa3      $ 1,000                            $ 959
8% 10/17/16

News America, Inc. 7.125%         Baa3       1,820                              1,544
4/8/28

Time Warner Entertainment Co.
LP:

8.375% 3/15/23                    Baa2       1,130                              1,149

8.375% 7/15/33                    Baa2       7,300                              7,435

9.625% 5/1/02                     Baa2       8,000                              8,253

                                                                                19,340

TOTAL MEDIA & LEISURE                                                           77,740

NONDURABLES - 1.1%

BEVERAGES - 0.6%

Seagram JE & Sons, Inc.           Baa3       13,970                             12,981
6.625% 12/15/05

FOODS - 0.3%

ConAgra, Inc. 7.125% 10/1/26      Baa1       5,790                              5,454

TOBACCO - 0.2%

RJ Reynolds Tobacco Holdings,     Baa2       5,500                              4,829
Inc. 7.375% 5/15/03

TOTAL NONDURABLES                                                               23,264

RETAIL & WHOLESALE - 1.0%

DRUG STORES - 0.3%

Rite Aid Corp.:

6.5% 12/15/05 (c)                 Caa1       15,775                             6,626

7.125% 1/15/07                    Caa1       2,370                              972

                                                                                7,598

GENERAL MERCHANDISE STORES -
0.4%

Federated Department Stores,      Baa1       7,945                              8,065
Inc. 8.5% 6/15/03

GROCERY STORES - 0.3%

Kroger Co. 6% 7/1/00              Baa3       5,990                              5,974

TOTAL RETAIL & WHOLESALE                                                        21,637

TECHNOLOGY - 1.2%

COMPUTERS & OFFICE EQUIPMENT
- 1.2%

Comdisco, Inc.:

5.95% 4/30/02                     Baa1       6,000                              5,766

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

Comdisco, Inc.: - continued

6.375% 11/30/01                   Baa1      $ 16,000                           $ 15,632

7.25% 9/1/02                      Baa1       4,300                              4,225

                                                                                25,623

TRANSPORTATION - 1.3%

AIR TRANSPORTATION - 0.4%

Continental Airlines, Inc.
pass thru trust certificates:

7.434% 3/15/06                    Baa1       1,735                              1,660

7.73% 9/15/12                     Baa1       709                                670

Delta Air Lines, Inc. 9.875%      Baa3       2,000                              1,998
5/15/00

United Air Lines, Inc. 9%         Baa3       3,500                              3,526
12/15/03

                                                                                7,854

RAILROADS - 0.9%

Burlington Northern Santa Fe      Baa2       10,000                             9,380
Corp. 6.53% 7/15/37

Norfolk Southern Corp. 7.05%      Baa1       9,930                              9,577
5/1/37

                                                                                18,957

TOTAL TRANSPORTATION                                                            26,811

UTILITIES - 4.4%

CELLULAR - 0.7%

Cable & Wireless                  A2         13,040                             12,830
Communications PLC 6.375%
3/6/03

Vodafone AirTouch PLC 7.75%       A2         2,755                              2,769
2/15/10 (c)

                                                                                15,599

ELECTRIC UTILITY - 1.7%

Avon Energy Partners Holdings:

6.46% 3/4/08 (c)                  Baa2       7,200                              6,544

7.05% 12/11/07 (c)                Baa2       8,000                              7,542

DR Investments UK PLC yankee      A2         8,000                              7,884
7.1% 5/15/02 (c)

Israel Electric Corp. Ltd.:

7.75% 12/15/27 (c)                A3         10,790                             9,486

yankee 7.25% 12/15/06 (c)         A3         2,000                              1,917

Texas Utilities Co. 6.375%        Baa3       3,535                              3,105
1/1/08

                                                                                36,478

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

GAS - 0.3%

CMS Panhandle Holding Co.:

6.125% 3/15/04                    Baa3      $ 4,100                            $ 3,810

7% 7/15/29                        Baa3       3,100                              2,612

                                                                                6,422

TELEPHONE SERVICES - 1.7%

Cable & Wireless Optus Ltd.       Baa1       5,000                              5,016
8.125% 6/15/09 (c)

MCI WorldCom, Inc. 8.875%         A3         8,854                              9,206
1/15/06

Telecomunicaciones de Puerto      Baa2       5,395                              4,965
Rico, Inc. 6.65% 5/15/06

Teleglobe Canada, Inc.:

7.2% 7/20/09                      Baa1       9,844                              9,347

7.7% 7/20/29                      Baa1       7,223                              6,794

                                                                                35,328

TOTAL UTILITIES                                                                 93,827

TOTAL NONCONVERTIBLE BONDS                                                      632,937
(Cost $674,005)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 23.9%



U.S. GOVERNMENT AGENCY
OBLIGATIONS - 5.1%

Fannie Mae 6.5% 4/29/09           Aaa        23,600                             21,834

Federal Home Loan Bank:

6.75% 2/1/02                      Aaa        12,140                             12,070

7.59% 3/10/05                     Aaa        7,850                              7,958

Financing Corp. - coupon          Aaa        11,375                             8,001
STRIPS 0% 3/7/05

Freddie Mac:

5.75% 3/15/09                     Aaa        10,000                             8,981

6.25% 7/15/04                     Aaa        20,750                             20,001

6.875% 1/15/05                    Aaa        31,000                             30,554

                                                                                109,399

U.S. TREASURY OBLIGATIONS -
18.8%

U.S. Treasury Bonds:

6.125% 8/15/29                    Aaa        6,100                              6,114

8% 11/15/21                       Aaa        37,100                             44,619

8.75% 5/15/17                     Aaa        4,140                              5,174

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

U.S. TREASURY OBLIGATIONS -
CONTINUED

U.S. Treasury Bonds: -
continued

8.875% 8/15/17                    Aaa       $ 54,915                           $ 69,476

9.875% 11/15/15                   Aaa        28,850                             38,808

14% 11/15/11                      Aaa        4,615                              6,374

U.S. Treasury Notes:

5.5% 2/15/08                      Aaa        22,030                             20,786

5.625% 9/30/01                    Aaa        43,000                             42,382

5.875% 11/15/04                   Aaa        5,500                              5,355

6.5% 5/31/02                      Aaa        4,500                              4,484

7% 7/15/06                        Aaa        112,150                            114,708

U.S. Treasury Notes - coupon      Aaa        87,230                             41,979
STRIPS  0% 11/15/11

                                                                                400,259

TOTAL U.S. GOVERNMENT AND                                                       509,658
GOVERNMENT AGENCY OBLIGATIONS
(Cost $513,109)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 34.7%



FANNIE MAE - 29.4%

5.5% 2/1/11 to 5/1/14             Aaa        16,515                             15,321

6% 3/1/11 to 2/1/29               Aaa        78,830                             72,733

6.5% 8/1/25 to 9/1/29             Aaa        202,372                            189,319

7% 7/1/22 to 10/1/29              Aaa        82,377                             79,025

7% 5/1/30                         Aaa        8,000                              7,650

7.5% 6/1/25 to 2/1/30             Aaa        158,742                            155,418

8% 3/1/24 to 4/1/30               Aaa        82,887                             82,771

8% 5/1/30 (d)                     Aaa        21,386                             21,350

9.5% 1/1/17 to 2/1/25             Aaa        2,280                              2,398

12.5% 7/1/11 to 7/1/15            Aaa        141                                157

                                                                                626,142

FREDDIE MAC - 0.3%

8.5% 9/1/22 to 9/1/27             Aaa        5,587                              5,668

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 5.0%

6% 10/15/08 to 5/15/09            Aaa        4,414                              4,204

6.5% 3/15/26 to 4/15/29           Aaa        85,684                             80,260

7% 1/15/26 to 10/15/28            Aaa        429                                414

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - CONTINUED

7.5% 10/15/05 to 8/15/28          Aaa       $ 21,801                           $ 21,498

8% 9/15/24 to 10/15/25            Aaa        727                                729

9% 12/15/19 to 4/15/23            Aaa        35                                 36

                                                                                107,141

TOTAL U.S. GOVERNMENT AGENCY                                                    738,951
- MORTGAGE SECURITIES
(Cost $767,393)

ASSET-BACKED SECURITIES - 3.0%



American Express Credit           A1         4,600                              4,372
Account Master Trust 6.1%
12/15/06

Capita Equipment Receivables      Baa2       4,700                              4,552
Trust 6.48% 10/15/06

Discover Card Master Trust I      A2         5,000                              4,822
5.85% 11/16/04

Ford Credit Auto Owner Trust:

6.2% 12/15/02                     Baa2       4,050                              3,972

6.4% 12/15/02                     Baa2       2,370                              2,332

7.03% 11/15/03                    Aaa        1,119                              1,114

JCPenney Master Credit Card       Aaa        23,000                             21,606
Trust 5.5% 6/15/07

Key Auto Finance Trust:

6.3% 10/15/03                     A2         752                                748

6.65% 10/15/03                    Baa3       517                                516

Premier Auto Trust 5.59%          Aaa        16,000                             15,415
2/9/04

Sears Credit Account Master       Aaa        3,950                              3,897
Trust II  7% 7/15/08

TOTAL ASSET-BACKED SECURITIES                                                   63,346
(Cost $65,813)

COMMERCIAL MORTGAGE
SECURITIES - 2.0%



CS First Boston Mortgage
Securities Corp.:

Series 1997-C2 Class D, 7.27%     Baa2       5,740                              5,299
1/17/35

Series 1998-FL1:

Class D, 6.4125% 12/10/00         A2         6,600                              6,540
(c)(e)

Class E, 6.7625% 1/10/13          Baa2       12,080                             11,963
(c)(e)

Equitable Life Assurance
Society of the United States
Series 174:

Class B1, 7.33% 5/15/06 (c)       Aa2        3,400                              3,303

Class C1, 7.52% 5/15/06 (c)       A2         3,500                              3,400

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

GS Mortgage Securities Corp.      Baa3      $ 5,000                            $ 4,296
II Series 1998-GLII Class E,
6.9698% 4/13/31 (c)(e)

Thirteen Affiliates of            Aaa        8,000                              7,478
General Growth Properties,
Inc. sequential pay Series 1
Class A2, 6.602% 12/15/10 (c)

TOTAL COMMERCIAL MORTGAGE                                                       42,279
SECURITIES
(Cost $44,141)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (F) - 2.2%



Korean Republic yankee:

8.75% 4/15/03                     Baa2       2,345                              2,371

8.875% 4/15/08                    Baa2       3,612                              3,744

Quebec Province:

yankee:

7.125% 2/9/24                     A2         810                                759

7.5% 7/15/23                      A2         2,810                              2,737

7% 1/30/07                        A2         5,000                              4,833

7.5% 9/15/29                      A2         24,000                             23,468

United Mexican States 9.875%      Baa3       7,860                              8,119
2/1/10

TOTAL FOREIGN GOVERNMENT AND                                                    46,031
GOVERNMENT AGENCY OBLIGATIONS
(Cost $46,991)

SUPRANATIONAL OBLIGATIONS -
0.5%



Inter-American Development        Aaa        12,000                             11,503
Bank yankee  6.29% 7/16/27
(Cost $11,925)


CASH EQUIVALENTS - 5.7%

                              MATURITY AMOUNT (000S)

Investments in repurchase     $ 121,498                    121,439
agreements (U.S. Government
Obligations), in a joint
trading account at 5.86%,
dated 4/28/00 due 5/1/00
(Cost $121,439)

TOTAL INVESTMENT PORTFOLIO -                               2,166,144
101.7%
(Cost $2,244,816)

NET OTHER ASSETS - (1.7)%                                   (35,758)

NET ASSETS - 100%                                        $ 2,130,386

LEGEND

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $87,979,000 or 4.1% of net assets.

(d) Security purchased on a delayed delivery or when-issued basis.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        73.5%      AAA, AA, A    67.7%

Baa               19.7%      BBB           18.3%

Ba                0.5%       BB            1.6%

B                 0.1%       B             0.4%

Caa               0.4%       CCC           0.0%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $2,246,047,000. Net unrealized depreciation aggregated $79,903,000, of which $6,593,000 related to appreciated investment securities and $86,496,000 related to depreciated investment securities.

At April 30, 2000, the fund had a capital loss carryforward of approximately $24,617,000 all of which will expire on April 30, 2008.

The fund intends to elect to defer to its fiscal year ending April 30, 2001 approximately $21,323,000 of losses recognized during the period November 1, 1999 to April 30, 2000.

A total of 14.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns (unaudited).

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)

                                       APRIL 30, 2000

ASSETS

Investment in securities, at              $ 2,166,144
value (including repurchase
agreements of $121,439)
(cost $2,244,816) -  See
accompanying schedule

Cash                                       712

Receivable for investments                 26,132
sold

Receivable for fund shares                 3,105
sold

Interest receivable                        29,110

 TOTAL ASSETS                              2,225,203

LIABILITIES

Payable for investments         $ 58,673
purchased Regular delivery

 Delayed delivery                21,544

Payable for fund shares          2,300
redeemed

Distributions payable            663

Accrued management fee           761

Other payables and accrued       472
expenses

Collateral on securities         10,404
loaned, at value

 TOTAL LIABILITIES                         94,817

NET ASSETS                                $ 2,130,386

Net Assets consist of:

Paid in capital                           $ 2,255,605

Undistributed net investment               626
income

Accumulated undistributed net              (47,173)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (78,672)
(depreciation) on investments

NET ASSETS, for 310,490                   $ 2,130,386
shares outstanding

NET ASSET VALUE, offering                  $6.86
price and redemption price
per share ($2,130,386
(divided by) 310,490 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS

                           YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME                          $ 144,852
Interest Income

Security lending                            151

 Total Income                               145,003

EXPENSES

Management fee                  $ 8,994

Transfer agent fees              4,817

Accounting and security          448
lending fees

Non-interested trustees'         6
compensation

Custodian fees and expenses      126

Registration fees                51

Audit                            54

Legal                            39

Reports to shareholders          88

Miscellaneous                    5

 Total expenses before           14,628
reductions

 Expense reductions              (171)      14,457

NET INVESTMENT INCOME                       130,546

REALIZED AND UNREALIZED GAIN                (43,530)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities           (76,182)

 Delayed delivery commitments    (230)      (76,412)

NET GAIN (LOSS)                             (119,942)

NET INCREASE (DECREASE) IN                 $ 10,604
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED APRIL 30, 2000  YEAR ENDED APRIL 30, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 130,546                  $ 120,712
income

 Net realized gain (loss)         (43,530)                   13,029

 Change in net unrealized         (76,412)                   (23,296)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       10,604                     110,445
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (131,083)                  (116,730)
From net investment income

 From net realized gain           -                          (12,005)

 TOTAL DISTRIBUTIONS              (131,083)                  (128,735)

Share transactions Net            923,981                    1,331,499
proceeds from sales of shares

 Reinvestment of distributions    122,760                    120,434

 Cost of shares redeemed          (1,098,803)                (1,039,917)

 NET INCREASE (DECREASE) IN       (52,062)                   412,016
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (172,541)                  393,726
IN NET ASSETS

NET ASSETS

 Beginning of period              2,302,927                  1,909,201

 End of period (including        $ 2,130,386                $ 2,302,927
undistributed net investment
income of $626 and $341,
respectively)

OTHER INFORMATION
Shares

 Sold                             132,691                    181,029

 Issued in reinvestment of        17,645                     16,376
distributions

 Redeemed                         (157,384)                  (141,495)

 Net increase (decrease)          (7,048)                    55,910


FINANCIAL HIGHLIGHTS

YEARS ENDED APRIL 30,            2000     1999     1998     1997     1996

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 7.250  $ 7.300  $ 7.020  $ 7.040  $ 7.010
of period

Income from Investment            .433 B   .423 B   .441 B   .460 B   .484
Operations Net investment
income

Net realized and unrealized       (.388)   (.022)   .282     (.020)   .047
gain (loss)

Total from investment             .045     .401     .723     .440     .531
operations

Less Distributions

From net investment income        (.435)   (.410)   (.443)   (.460)   (.471)

From net realized gain            -        (.041)   -        -        -

In excess of net realized gain    -        -        -        -        (.030)

Total distributions               (.435)   (.451)   (.443)   (.460)   (.501)

Net asset value, end of period   $ 6.860  $ 7.250  $ 7.300  $ 7.020  $ 7.040

TOTAL RETURN A                    0.71%    5.58%    10.54%   6.42%    7.62%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,130  $ 2,303  $ 1,909  $ 1,442  $ 1,358
(in millions)

Ratio of expenses to average      .70%     .71%     .72%     .76%     .77%
net assets

Ratio of expenses to average      .69% C   .70% C   .71% C   .75% C   .76% C
net assets after expense
reductions

Ratio of net investment           6.21%    5.77%    6.12%    6.53%    6.58%
income to average net assets

Portfolio turnover rate           115%     167%     207%     120%     134%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Investment Grade Bond Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts , disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

2. OPERATING POLICIES - CONTINUED

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $2,332,510,000 and $2,449,997,000, respectively, of which U.S. government and government agency obligations aggregated
$1,949,331,000 and $1,895,114,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .43% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. INTERFUND LENDING PROGRAM.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $21,000,000. The weighted average interest rate was 5.83%. Interest earned from the interfund lending program amounted to $17,000 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

6. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $10,200,000. The fund received cash collateral of $10,404,000 which was invested in cash equivalents.

7. EXPENSE REDUCTIONS.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $21,000 and $150,000, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Investment Grade Bond Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Grade Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
June 2, 2000

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity Investments
 Japan Ltd..
Fidelity Investments Money
 Management, Inc.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Dwight D. Churchill, Vice President
Kevin E. Grant, Vice President
David L. Murphy, Vice President
Stanley N. Griffith, Assistant Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

* INDEPENDENT TRUSTEES

IGB-ANN-0600  103627
1.703610.102

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Bank of New York
New York, NY

FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Term Bond
Spartan(registered trademark) Government Income
Spartan Investment Grade Bond
Strategic Income
Target TimelineSM 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST(registered trademark))  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


SPARTAN(REGISTERED TRADEMARK)
GOVERNMENT INCOME
FUND

ANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   16  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  20  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  23  The auditors' opinion.
ACCOUNTANTS



Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)
DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN GOVERNMENT INCOME        1.25%        36.45%        105.93%

LB Government Bond               1.99%        39.08%        116.62%

General US Government Funds      0.19%        32.51%        98.85%
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Government Bond Index - a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the general U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 182 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN GOVERNMENT INCOME        1.25%        6.41%         7.49%

LB Government Bond               1.99%        6.82%         8.04%

General US Government Funds      0.19%        5.78%         7.09%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             Spartan Govt. Income        LB Government Bond
             00453                       LB003
  1990/04/30      10000.00                    10000.00
  1990/05/31      10313.54                    10278.87
  1990/06/30      10477.70                    10441.60
  1990/07/31      10643.91                    10575.18
  1990/08/31      10485.59                    10427.91
  1990/09/30      10570.70                    10527.93
  1990/10/31      10718.24                    10699.93
  1990/11/30      10959.90                    10937.07
  1990/12/31      11141.44                    11106.20
  1991/01/31      11270.51                    11225.44
  1991/02/28      11354.28                    11289.69
  1991/03/31      11408.00                    11347.10
  1991/04/30      11527.36                    11471.63
  1991/05/31      11584.44                    11516.23
  1991/06/30      11586.24                    11499.89
  1991/07/31      11737.54                    11636.34
  1991/08/31      11988.75                    11906.16
  1991/09/30      12230.98                    12155.88
  1991/10/31      12362.45                    12262.31
  1991/11/30      12450.42                    12385.29
  1991/12/31      12824.35                    12807.24
  1992/01/31      12666.37                    12607.86
  1992/02/29      12751.70                    12657.10
  1992/03/31      12710.97                    12583.13
  1992/04/30      12801.44                    12662.40
  1992/05/31      13014.74                    12896.00
  1992/06/30      13181.31                    13080.81
  1992/07/31      13393.10                    13410.47
  1992/08/31      13461.87                    13535.44
  1992/09/30      13574.79                    13726.87
  1992/10/31      13417.19                    13528.81
  1992/11/30      13526.72                    13505.41
  1992/12/31      13737.45                    13732.83
  1993/01/31      13887.36                    14024.51
  1993/02/28      14078.33                    14305.37
  1993/03/31      14115.82                    14353.28
  1993/04/30      14225.09                    14463.68
  1993/05/31      14283.64                    14447.78
  1993/06/30      14520.60                    14768.38
  1993/07/31      14604.82                    14858.47
  1993/08/31      14800.62                    15190.11
  1993/09/30      14781.60                    15248.18
  1993/10/31      14809.53                    15305.81
  1993/11/30      14634.79                    15138.00
  1993/12/31      14745.75                    15196.51
  1994/01/31      14966.18                    15404.50
  1994/02/28      14657.60                    15078.38
  1994/03/31      14264.16                    14739.24
  1994/04/30      14062.57                    14623.32
  1994/05/31      14076.14                    14604.55
  1994/06/30      14039.68                    14570.99
  1994/07/31      14319.33                    14838.82
  1994/08/31      14342.18                    14841.69
  1994/09/30      14132.55                    14632.59
  1994/10/31      14125.51                    14621.55
  1994/11/30      14104.27                    14594.83
  1994/12/31      14216.92                    14683.59
  1995/01/31      14495.66                    14956.94
  1995/02/28      14816.01                    15278.87
  1995/03/31      14889.27                    15374.70
  1995/04/30      15092.28                    15575.62
  1995/05/31      15661.87                    16203.80
  1995/06/30      15789.73                    16328.11
  1995/07/31      15736.59                    16268.05
  1995/08/31      15915.81                    16459.26
  1995/09/30      16077.74                    16617.80
  1995/10/31      16334.58                    16870.83
  1995/11/30      16558.04                    17133.80
  1995/12/31      16800.05                    17376.68
  1996/01/31      16888.01                    17483.33
  1996/02/29      16562.10                    17127.18
  1996/03/31      16431.33                    16984.10
  1996/04/30      16315.45                    16875.69
  1996/05/31      16297.77                    16847.43
  1996/06/30      16486.05                    17064.91
  1996/07/31      16529.64                    17107.09
  1996/08/31      16488.57                    17068.89
  1996/09/30      16760.37                    17352.17
  1996/10/31      17120.19                    17733.94
  1996/11/30      17412.91                    18042.39
  1996/12/31      17238.46                    17858.25
  1997/01/31      17248.69                    17878.12
  1997/02/28      17266.74                    17902.63
  1997/03/31      17105.20                    17713.18
  1997/04/30      17336.02                    17968.87
  1997/05/31      17466.92                    18123.87
  1997/06/30      17664.51                    18327.22
  1997/07/31      18144.93                    18847.43
  1997/08/31      17975.73                    18661.07
  1997/09/30      18243.77                    18941.71
  1997/10/31      18533.15                    19269.38
  1997/11/30      18623.62                    19368.07
  1997/12/31      18827.66                    19570.55
  1998/01/31      19103.51                    19863.33
  1998/02/28      19046.06                    19809.45
  1998/03/31      19104.04                    19865.53
  1998/04/30      19179.53                    19954.96
  1998/05/31      19368.38                    20159.86
  1998/06/30      19573.81                    20389.05
  1998/07/31      19599.24                    20420.62
  1998/08/31      20013.72                    20951.87
  1998/09/30      20576.78                    21516.67
  1998/10/31      20468.00                    21443.36
  1998/11/30      20488.19                    21450.65
  1998/12/31      20530.10                    21498.56
  1999/01/31      20647.04                    21623.32
  1999/02/28      20161.47                    21109.07
  1999/03/31      20261.27                    21191.94
  1999/04/30      20338.28                    21239.96
  1999/05/31      20127.20                    21053.65
  1999/06/30      20070.60                    21010.80
  1999/07/31      19977.44                    20980.35
  1999/08/31      19962.72                    20980.07
  1999/09/30      20183.91                    21150.45
  1999/10/31      20210.64                    21184.37
  1999/11/30      20195.09                    21155.17
  1999/12/31      20102.46                    21018.24
  2000/01/31      20048.02                    21047.66
  2000/02/29      20335.68                    21347.22
  2000/03/31      20650.93                    21722.00
  2000/04/28      20593.33                    21661.90
IMATRL PRASUN   SHR__CHT 20000430 20000519 092550 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Government Income Fund on April 30, 1990. As the chart shows, by April 30, 2000, the value of the investment would have grown to $20,593 - a 105.93% increase on the initial investment. For comparison, look at how the Lehman Brothers Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $21,662 - a 116.62% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                    YEARS ENDED APRIL 30,

                    2000                   1999   1998    1997    1996

Dividend returns    6.22%                  5.94%  6.55%   6.76%   6.69%

Capital returns     -4.97%                 0.10%   4.08%  -0.50%  1.41%

Total returns       1.25%                  6.04%  10.63%  6.26%   8.10%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED APRIL 30, 2000   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share            5.21(cents)   32.63(cents)   63.87(cents)

Annualized dividend rate       6.31%         6.56%          6.35%

30-day annualized yield        6.59%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.04 over the past one month, $9.97 over the past six months and $10.06 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses the yield would have been 6.50%.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Bonds had an unsettling journey, as
the Federal Reserve Board fired five
shots across the bow - in the form of
quarter-point rate hikes - in an effort
to subdue a raging economy during
the 12-month period that ended April
30, 2000. The Lehman Brothers
Aggregate Bond Index - a widely
followed measure of taxable-bond
performance - returned only 1.26% for
the period. The spread sectors - namely
corporate bonds, mortgage securities
and government agencies - lost the
most ground early on, recoiling in the
face of perceived supply pressures. The
news was much better in the fall, as
corporates jumped on
lighter-than-expected supply. Mortgages
rallied on strong housing turnover and
slowing refinancing activity, while a
restructuring in the agency market
helped prop up those issues. Treasuries
wilted as investors turned to
higher-yielding spread sector issues
and high-flying equities. However, the
scene changed abruptly in January
when the U.S. Treasury announced its
intent to re-purchase long-term debt and curtail future issuance. Treasury prices soared in response and, with the help of rising short-term interest rates, spawned an inverted yield curve - which occurs when short-term bonds outyield longer dated securities. Spread sectors recoiled on the news, with their yield spreads widening out relative to Treasuries. The Lehman Brothers
Treasury Index, reflective of this
reversal of fortune, posted a return of
2.23% for the 12-month period,
compared to the Lehman Brothers
Corporate Bond, Mortgage-Backed
Securities and U.S. Agency indexes,
which returned -1.01%, 1.85% and
1.19%, respectively.

(photograph of Tom Silvia)

An interview with Tom Silvia, Portfolio Manager of Spartan Government
Income Fund

Q. HOW DID THE FUND PERFORM, TOM?

A. For the 12-month period that ended April 30, 2000, the fund provided a total return of 1.25%. To get a sense of how the fund did relative to its competitors, the general U.S. government funds average returned 0.19% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Government Bond Index, which tracks the types of securities in which the fund invests, returned 1.99%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PAST
YEAR?

A. The main contributor was rising interest rates, which dampened bond returns over the past year. In addition, the year was punctuated by a number of twists and turns, some of which aided the fund's performance and some of which detracted from it. On the plus side, the fund benefited from its larger-than-average stake in long-term Treasury securities compared to its peers. These holdings performed particularly well as the U.S. Treasury bought back older, high interest, long-term Treasury bonds and scaled back its auctions of new debt in response to swelling federal budget surpluses. On the other hand, the fund's smaller-than-average weighting in Treasury securities overall, and its larger-than-average position in agency and mortgage securities, detracted from performance.

Q. WHY DID AGENCY AND MORTGAGE SECURITIES HAVE SUCH A TOUGH TIME?

A. The main culprit behind the lagging performance of agency and mortgage securities was an unfavorable supply/demand backdrop. While the Treasury curtailed issuance and bought outstanding debt, many agencies kept up their issuance activity. A second problem was proposals to limit agencies' ability to issue debt. In a surprising development late in the period, a senior Treasury official shook up the market when he urged Congress to cut off longstanding but never-used lines of credit that give some agencies - particularly mortgage security issuers Fannie Mae and Freddie Mac - implicit government backing. He also asked Congress to limit the amount of agency securities that commercial banks can own. Although it remained unclear whether those recommendations would translate into actual policy, investors generally avoided agency and mortgage debt in favor of Treasury securities.

Q. WHAT CHANGES DID YOU MAKE IN LIGHT OF RECENT DEVELOPMENTS?

A. I sold some longer-term Treasury securities to lock in their very strong performance and replaced them with agency securities, which I felt were much more attractively priced. As a key indicator of agencies' cheapness, the spread - or difference in yield - between a 30-year Treasury and a 30-year agency bond was over 120 basis points (1.20 percentage points) at the end of April. That disparity is wider than it has been over the past decade.

Q. WHERE ELSE DID YOU FIND OPPORTUNITIES DURING THE PAST SEVERAL
MONTHS?

A. At various points during the period, I identified opportunities to swap between mortgage securities and callable agency securities. Because the two types of securities carry the same interest-rate sensitivity, they theoretically should experience similar gains and losses as interest rates move down and up. But that wasn't always the case, so I was able to exploit various price inefficiencies that occured, buying the security that was cheapest and selling the one that looked rich. On some occasions, I bought mortgage securities that carried an interest rate of 6.5%, when they were more cheaply priced. On other occasions, agency securities issued by Fannie Mae with a 10-year maturity, and redeemable by their issuer in three years, offered the best value.

Q. WHAT'S YOUR OUTLOOK?

A. The current yield advantage offered by mortgage and agency securities helps position them to perform better than Treasuries, in my view, and I plan to keep relatively large weightings in them. Both mortgage and agency securities are positioned to do well to the extent that their spread relationship relative to Treasuries returns to more normal levels. Their yield advantage also positions them to outpace Treasuries even if spreads remain constant.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks a high level of
current income

FUND NUMBER: 453

TRADING SYMBOL: SPGVX

START DATE: December 20, 1988

SIZE: as of April 30, 2000,
more than $616 million

MANAGER: Tom Silvia, since
1998; manager, various
Fidelity and Spartan
government and mortgage
funds; joined Fidelity in 1993

TOM SILVIA ON CHANGES IN THE
GOVERNMENT BOND MARKET:

"While higher interest rates have
been the primary factor contributing
to the performance of various
fixed-income securities so far in
2000, supply also has played a
critical role. The supply of
Treasuries diminished, thanks
ultimately to the near decade-long
economic expansion in this
country. Continued economic
growth helped boost tax
collections, create a federal
budget surplus and, in turn,
reduce the government's borrowing
needs. In fact, earlier this year the
U.S. Treasury announced that it
will abandon its traditional
November auction of 30-year
bonds, leaving only February and
August auctions. More recently,
the government bought back
Treasury bonds in 2000, something
that it hasn't done in more than a
century.

"In contrast, agency securities
suffered from oversupply, which
was the key reason why they lagged
Treasuries during the past year. In
an attempt to provide investors with
an alternative to safe, liquid U.S.
Treasuries, government agencies
such as Fannie Mae and Freddie
Mac have dramatically stepped up
their issuance of securities."

INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF
APRIL 30, 2000

                           % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                    MONTHS AGO

5 - 5.99%                   9.5                      18.4

6 - 6.99%                   34.1                     35.6

7 - 7.99%                   26.5                     15.4

8 - 8.99%                   21.6                     19.9

9% and over                 4.5                      9.0

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.

AVERAGE YEARS TO MATURITY AS
OF APRIL 30, 2000

                                     6 MONTHS AGO

Years                          9.4   9.1

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF APRIL 30, 2000

                                      6 MONTHS AGO

Years                           5.3   5.3

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000                                          AS OF OCTOBER 31, 1999

Mortgage  Securities            22.6%                         Mortgage  Securities              19.0%

CMOs and Other Mortgage                                       CMOs and Other Mortgage
Related Securities               5.3%                         Related Securities                 3.0%

U.S. Treasury  Obligations      19.9%                         U.S. Treasury  Obligations        22.0%

U.S. Government  Agency                                       U.S. Government  Agency
Obligations                     49.4%                         Obligations                       53.4%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 2.8%                         Net Other Assets                   2.6%

Row: 1, Col: 1, Value: 22.6                                   Row: 1, Col: 1, Value: 19.0
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 5.3                                    Row: 1, Col: 3, Value: 3.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 19.9                                   Row: 1, Col: 5, Value: 22.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 49.4                                   Row: 1, Col: 7, Value: 53.4
Row: 1, Col: 8, Value: 2.8                                    Row: 1, Col: 8, Value: 2.6







INVESTMENTS APRIL 30, 2000

Showing Percentage of Net Assets



U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 69.3%

                                     PRINCIPAL AMOUNT                VALUE (NOTE 1)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - 49.4%

Fannie Mae:

6.5% 8/15/04                         $ 22,000,000                    $ 21,391,480

6.5% 4/29/09                          20,000,000                      18,503,200

7.125% 1/15/30                        41,350,000                      40,929,884

Farm Credit Systems Financial         5,000,000                       5,299,200
Assistance Corp.  9.375%
7/21/03

Federal Farm Credit Bank:

6.05% 1/3/06                          3,425,000                       3,223,233

6.8% 10/18/06                         1,000,000                       970,470

7.08% 11/30/05                        1,000,000                       988,910

Federal Home Loan Bank 5.29%          15,000,000                      13,475,250
1/27/06

Freddie Mac:

6.13% 2/27/06                         3,000,000                       2,833,110

6.485% 10/3/05                        4,500,000                       4,337,595

6.625% 9/15/09                        5,000,000                       4,766,050

6.99% 7/5/06                          20,000,000                      19,606,200

Government Loan Trusts                5,465,614                       5,667,350
(assets of Trust guaranteed
by U.S. Government through
Agency for International
Development) 8.5% 4/1/06

Government Trust Certificates
(assets of Trust guaranteed
by U.S. Government through
Defense Security Assistance
Agency):

Class 1-C, 9.25% 11/15/01             5,203,079                       5,289,294

Class 2-E, 9.4% 5/15/02               672,674                         684,890

Class 3-T, 9.625% 5/15/02             4,803,149                       4,851,181

Guaranteed Export Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through Export-
Import Bank):

Series 1993-C, 5.2% 10/15/04          120,800                         115,062

Series 1993-D, 5.23% 5/15/05          1,791,702                       1,695,896

Series 1994-A, 7.12% 4/15/06          8,067,494                       8,026,350

Series 1995-A, 6.28% 6/15/04          7,459,412                       7,283,690

Series 1996-A, 6.55% 6/15/04          2,422,042                       2,377,559

Guaranteed Trade Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through Export-
Import Bank):

Series 1994-A, 7.39% 6/26/06          33,041,666                      33,117,662

Series 1994-B, 7.5% 1/26/06           199,928                         199,868

Series 1997-A, 6.104% 7/15/03         3,266,667                       3,201,007

Israel Export Trust                   240,000                         239,256
Certificates (assets of
Trust guaranteed by U.S.
Government through Export-
Import Bank) Series 1994-1,
6.88% 1/26/03

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

                                     PRINCIPAL AMOUNT                VALUE (NOTE 1)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

Knoxville Tennessee U.S.             $ 1,000,000                     $ 1,040,300
Government Guaranteed Notes
Series 1990-A, 9.2% 8/1/02

Overseas Private Investment
Corp. U.S. Government
guaranteed participation
certificate:

Series 1994-195, 6.08%                8,899,875                       8,693,754
8/15/04 (callable)

Series 1996-A1, 6.726%                1,826,087                       1,790,917
9/15/10 (callable)

Private Export Funding Corp.
secured:

5.31% 11/15/03 (a)                    1,300,000                       1,222,897

5.65% 3/15/03                         481,286                         471,439

5.8% 2/1/04                           5,460,000                       5,339,989

5.82% 6/15/03 (a)                     16,700,000                      15,808,220

6.62% 10/1/05                         400,000                         393,880

6.86% 4/30/04                         10,050,133                      9,937,109

State of Israel (guaranteed
by U.S. Government through
Agency for International
Development):

5.7% 2/15/03                          5,000,000                       4,812,950

6.6% 2/15/08                          17,850,000                      17,272,017

6.625% 8/15/03                        18,200,000                      17,894,968

U.S. Department of Housing
and Urban Development
government guaranteed
participation certificates
Series 1999-A:

5.75% 8/1/06                          4,100,000                       3,781,020

5.96% 8/1/09                          6,650,000                       6,259,712

U.S. Trade Trust Certificates         592,083                         604,932
(assets of Trust guaranteed
by U.S. Government through
Export-Import Bank) 8.17%
1/15/07

TOTAL U.S. GOVERNMENT AGENCY                                          304,397,751
OBLIGATIONS

U.S. TREASURY OBLIGATIONS -
19.9%

U.S. Treasury Bonds:

6.125% 11/15/27                       12,575,000                      12,441,328

8.75% 5/15/17                         71,735,000                      89,657,268

8.875% 8/15/17                        5,141,000                       6,504,188

U.S. Treasury Notes 7% 7/15/06        14,000,000                      14,319,340

TOTAL U.S. TREASURY                                                   122,922,124
OBLIGATIONS

TOTAL U.S. GOVERNMENT AND                                             427,319,875
GOVERNMENT AGENCY OBLIGATIONS
(Cost $443,736,041)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 22.6%

                                     PRINCIPAL AMOUNT                VALUE (NOTE 1)

FANNIE MAE - 15.7%

5.5% 9/1/08 to 7/1/09                $ 6,575,109                     $ 6,183,268

6% 11/1/09 to 1/1/29                  12,216,072                      11,430,786

6.5% 2/1/10 to 6/1/29                 12,914,560                      12,085,160

7% 11/1/06 to 10/1/29                 52,646,563                      50,420,932

7.5% 9/1/29 to 3/1/30                 12,872,259                      12,594,605

8.25% 12/1/01                         1,892,042                       1,894,999

9.5% 11/1/06 to 11/15/09              1,391,074                       1,450,938

11% 8/1/10                            292,981                         316,053

11.25% 5/1/14                         92,964                          101,688

11.5% 6/1/19                          428,769                         472,692

12.5% 3/1/16                          43,281                          48,447

13% 9/1/13                            31,537                          35,492

13.5% 5/1/11 to 1/1/15                72,420                          80,358

                                                                      97,115,418

FREDDIE MAC - 5.5%

6.5% 5/1/08                           399,491                         389,056

6.775% 11/15/03                       5,014,628                       4,903,562

7.5% 6/1/07                           204,879                         203,804

8% 1/1/07                             677,580                         682,872

8.5% 7/1/22 to 9/1/29                 4,260,335                       4,324,399

8.5% 5/1/30 (b)                       17,239,000                      17,497,585

9% 8/1/08 to 4/1/20                   668,114                         684,482

9.5% 6/1/09 to 8/1/21                 3,563,626                       3,699,887

10% 7/1/09 to 8/1/21                  988,713                         1,044,744

10.5% 1/1/16                          5,033                           5,324

12% 9/1/03 to 12/1/15                 71,874                          77,428

12.25% 3/1/11 to 9/1/13               162,338                         175,529

12.5% 2/1/14 to 6/1/19                329,345                         366,216

13% 8/1/10 to 6/1/15                  129,536                         145,418

13.5% 10/1/11                         1,022                           1,154

                                                                      34,201,460

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 1.4%

6.5% 5/15/02 to 7/15/03               1,302,224                       1,280,533

7.5% 8/15/06 to 6/15/07               1,800,115                       1,803,510

8% 12/15/23                           4,688,544                       4,710,486

10.5% 4/15/14 to 1/15/18              531,212                         572,216

13.5% 7/15/11                         37,211                          42,569

                                                                      8,409,314

TOTAL U.S. GOVERNMENT AGENCY                                          139,726,192
- MORTGAGE SECURITIES
(Cost $142,847,546)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.9%

                                     PRINCIPAL AMOUNT                VALUE (NOTE 1)

U.S. GOVERNMENT AGENCY - 4.9%

Fannie Mae REMIC planned
amortization class:

Series 1991-170 Class E, 8%          $ 2,775,703                     $ 2,791,208
12/25/06

Series 1993-134 Class GA,             2,870,000                       2,817,981
6.5% 2/25/07

Series 1993-160 Class PK,             16,800,000                      16,065,000
6.5% 11/25/22

Series 1994-72 Class G, 6%            6,300,000                       6,120,844
10/25/19

Freddie Mac REMIC planned
amortization class:

Series 1141 Class G, 9%               2,170,204                       2,229,885
9/15/21

Series 1515 Class D, 6%               251,002                         250,335
9/15/05

TOTAL COLLATERALIZED MORTGAGE                                         30,275,253
OBLIGATIONS
(Cost $30,363,484)

COMMERCIAL MORTGAGE
SECURITIES - 0.4%



Fannie Mae ACES REMIC                 2,329,238                       2,293,572
sequential pay Series 1996
M5 Class A1, 7.141% 7/25/10
(Cost $2,349,759)


CASH EQUIVALENTS - 3.8%

                              MATURITY AMOUNT

Investments in repurchase     $ 23,494,461      23,483,000
agreements (U.S. Government
Obligations), in a joint
trading account at 5.86%,
dated 4/28/00 due 5/1/00
(Cost $23,483,000)

TOTAL INVESTMENT PORTFOLIO -                    623,097,892
101.0%
(Cost $642,779,830)

NET OTHER ASSETS - (1.0)%                       (6,447,754)

NET ASSETS - 100%                              $ 616,650,138

LEGEND

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,031,117 or 2.8% of net assets.

(b) Security purchased on a delayed delivery or when-issued basis.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $642,808,547. Net unrealized depreciation aggregated $19,710,655, of which $280,052 related to appreciated investment securities and $19,990,707 related to depreciated investment securities.

At April 30, 2000, the fund had a capital loss carryforward of approximately $21,568,000 of which $2,265,000, $1,392,000, $2,162,000 and $15,749,000 will expire on April 30, 2003, 2004, 2005 and 2008, respectively.

The fund intends to elect to defer to its fiscal year ending April 30, 2001 approximately $8,662,000 of losses recognized during the period November 1, 1999 to April 30, 2000.

A total of 32.41% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns (unaudited).

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                             APRIL 30, 2000

ASSETS

Investment in securities, at                  $ 623,097,892
value (including repurchase
agreements of $23,483,000)
(cost $642,779,830) - See
accompanying schedule

Cash                                           11,103

Receivable for investments                     1,485,370
sold

Receivable for fund shares                     554,985
sold

Interest receivable                            10,805,590

 TOTAL ASSETS                                  635,954,940

LIABILITIES

Payable for securities          $ 17,619,216
purchased on a  delayed
delivery basis

Payable for fund shares          1,130,219
redeemed

Distributions payable            299,079

Accrued management fee           251,410

Other payables and accrued       4,878
expenses

 TOTAL LIABILITIES                             19,304,802

NET ASSETS                                    $ 616,650,138

Net Assets consist of:

Paid in capital                               $ 665,904,639

Undistributed net investment                   686,660
income

Accumulated undistributed net                  (30,259,223)
realized  gain (loss) on
investments

Net unrealized appreciation                    (19,681,938)
(depreciation) on investments

NET ASSETS, for 62,009,652                    $ 616,650,138
shares outstanding

NET ASSET VALUE, offering                      $9.94
price and redemption price
per share ($616,650,138
(divided by) 62,009,652
shares)

STATEMENT OF OPERATIONS
                                  YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME                              $ 36,148,102
Interest

Security lending                                9,693

 Total income                                   36,157,795

EXPENSES

Management fee                  $ 3,221,311

Non-interested trustees'         1,557
compensation

Interest                         843

 Total expenses before           3,223,711
reductions

 Expense reductions              (547,049)      2,676,662

NET INVESTMENT INCOME                           33,481,133

REALIZED AND UNREALIZED GAIN                    (19,821,577)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities           (11,850,607)

 Delayed delivery commitments    (194,852)      (12,045,459)

NET GAIN (LOSS)                                 (31,867,036)

NET INCREASE (DECREASE) IN                     $ 1,614,097
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED APRIL 30, 2000  YEAR ENDED APRIL 30, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 33,481,133               $ 33,247,717
income

 Net realized gain (loss)         (19,821,577)               (1,107,059)

 Change in net unrealized         (12,045,459)               (9,986,000)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       1,614,097                  22,154,658
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (33,886,147)               (32,399,020)
from net investment income

Share transactions Net            361,028,152                807,579,937
proceeds from sales of shares

 Reinvestment of distributions    29,554,678                 28,940,975

 Cost of shares redeemed          (485,432,497)              (405,008,440)

 NET INCREASE (DECREASE) IN       (94,849,667)               431,512,472
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (127,121,717)              421,268,110
IN NET ASSETS

NET ASSETS

 Beginning of period              743,771,855                322,503,745

 End of period (including        $ 616,650,138              $ 743,771,855
undistributed net investment
income of $686,660 and
$885,709, respectively)

OTHER INFORMATION
Shares

 Sold                             35,992,227                 75,532,679

 Issued in reinvestment of        2,940,052                  2,720,115
distributions

 Redeemed                         (48,046,625)               (38,001,618)

 Net increase (decrease)          (9,114,346)                40,251,176


FINANCIAL HIGHLIGHTS

YEARS ENDED APRIL 30,            2000       1999       1998       1997       1996

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 10.460   $ 10.450   $ 10.040   $ 10.090   $ 9.950
of period

Income from Investment            .628 C     .629 C     .647 C     .672 C     .672
Operations Net investment
income

Net realized and unrealized       (.509)     (.003)     .396       (.057)     .132
gain (loss)

Total from investment             .119       .626       1.043      .615       .804
operations

Less Distributions

From net investment income        (.639)     (.616)     (.633)     (.665)     (.664)

Net asset value, end of period   $ 9.940    $ 10.460   $ 10.450   $ 10.040   $ 10.090

TOTAL RETURN A, B                 1.25%      6.04%      10.63%     6.26%      8.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 616,650  $ 743,772  $ 322,504  $ 257,784  $ 233,597
(000 omitted)

Ratio of expenses to average      .50% D     .51% D     .60% D     .60% D     .65%
net assets

Ratio of expenses to average      .50%       .51%       .60%       .60%       .62% E
net assets after expense
reductions

Ratio of net investment           6.23%      5.94%      6.27%      6.65%      6.55%
income to average net assets

Portfolio turnover rate           118%       218%       173%       135%       114%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000


1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Government Income Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS.

Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of long-term U.S. government and government agency obligations aggregated $643,994,947 and $741,193,912, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee that is

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

computed daily at an annual rate of .60% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no security loans outstanding.

6. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $5,275,000. The weighted average interest rate was 5.75%.

7. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses, if any) above an annual rate of .50% of average net assets. For the period, the reimbursement reduced the expenses by $537,943.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $9,106 under this arrangement.

8. BENEFICIAL INTEREST.

At the end of the period, Charitable Gift Fund, an affiliate of FMR was record owner of approximately 8% of the total outstanding shares of the fund.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Spartan Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Government Income Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Government Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
June 8, 2000

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER
Fidelity Investments Money
 Management, Inc.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Dwight D. Churchill, Vice President
David L. Murphy, Vice President
Thomas J. Silvia, Vice President
Stanley N. Griffith, Assistant Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

SPG-ANN-0600  103956
1.703561.102

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Bank of New York
New York, NY

FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Term Bond
Spartan(Registered trademark) Government Income
Spartan Investment Grade Bond
Strategic Income
Target TimelineSM 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST(Registered trademark)) 1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY(REGISTERED TRADEMARK)
HIGH INCOME
FUND

ANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   30  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  34  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  38  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          39

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THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY HIGH INCOME            -4.48%       59.37%        249.20%

ML High Yield Master II         -2.75%       44.85%        183.75%

High Current Yield Funds        -2.56%       40.76%        n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on August 29, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 347 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY HIGH INCOME           -4.48%       9.77%         13.79%

ML High Yield Master II        -2.75%       7.69%         11.38%

High Current Yield Funds       -2.56%       7.01%         n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             High Income                 ML High Yield Master II
             00455                       ML012
  1990/08/29      10000.00                    10000.00
  1990/08/31      10064.99                     9988.68
  1990/09/30       9729.40                     9570.97
  1990/10/31       9550.63                     9297.35
  1990/11/30       9776.03                     9394.97
  1990/12/31       9943.86                     9537.72
  1991/01/31      10104.29                     9732.95
  1991/02/28      10720.43                    10577.32
  1991/03/31      11246.93                    11091.22
  1991/04/30      11533.41                    11484.47
  1991/05/31      11681.60                    11529.20
  1991/06/30      11977.15                    11783.89
  1991/07/31      12368.43                    12107.31
  1991/08/31      12468.01                    12382.75
  1991/09/30      12639.75                    12561.20
  1991/10/31      13107.55                    12987.46
  1991/11/30      13259.88                    13124.27
  1991/12/31      13358.94                    13273.74
  1992/01/31      13966.03                    13722.09
  1992/02/29      14480.19                    14065.06
  1992/03/31      14853.43                    14266.87
  1992/04/30      14965.58                    14340.82
  1992/05/31      15143.52                    14544.61
  1992/06/30      15367.69                    14720.52
  1992/07/31      15662.69                    15006.65
  1992/08/31      15936.82                    15197.77
  1992/09/30      16107.59                    15358.88
  1992/10/31      15875.43                    15157.08
  1992/11/30      16009.54                    15393.25
  1992/12/31      16231.34                    15589.19
  1993/01/31      16632.02                    15951.88
  1993/02/28      16980.76                    16237.21
  1993/03/31      17401.26                    16522.15
  1993/04/30      17503.26                    16635.53
  1993/05/31      17715.25                    16838.44
  1993/06/30      18326.62                    17166.13
  1993/07/31      18566.28                    17333.90
  1993/08/31      18721.76                    17496.99
  1993/09/30      18784.48                    17574.66
  1993/10/31      19196.15                    17900.05
  1993/11/30      19487.94                    18002.42
  1993/12/31      19780.16                    18191.72
  1994/01/31      20449.02                    18584.97
  1994/02/28      20445.44                    18455.84
  1994/03/31      19949.27                    17859.36
  1994/04/30      19726.67                    17637.20
  1994/05/31      19808.03                    17598.65
  1994/06/30      19804.44                    17679.09
  1994/07/31      19827.53                    17785.81
  1994/08/31      19829.75                    17926.81
  1994/09/30      19987.50                    17923.25
  1994/10/31      20100.14                    17970.52
  1994/11/30      20036.21                    17815.89
  1994/12/31      20414.43                    18003.61
  1995/01/31      20555.12                    18256.40
  1995/02/28      21041.83                    18841.56
  1995/03/31      21364.77                    19096.18
  1995/04/30      21911.37                    19579.99
  1995/05/31      22334.87                    20194.60
  1995/06/30      22626.41                    20330.38
  1995/07/31      23061.97                    20595.13
  1995/08/31      23348.25                    20703.20
  1995/09/30      23554.89                    20943.80
  1995/10/31      23902.63                    21120.83
  1995/11/30      23793.51                    21330.16
  1995/12/31      24197.51                    21687.54
  1996/01/31      24967.11                    22049.83
  1996/02/29      25192.88                    22117.21
  1996/03/31      25179.73                    22026.79
  1996/04/30      25429.54                    22057.67
  1996/05/31      25723.43                    22216.65
  1996/06/30      25702.18                    22305.16
  1996/07/31      25657.68                    22451.78
  1996/08/31      26078.96                    22725.64
  1996/09/30      26811.27                    23259.81
  1996/10/31      26972.74                    23461.70
  1996/11/30      27347.86                    23932.85
  1996/12/31      27624.63                    24131.80
  1997/01/31      27967.02                    24313.11
  1997/02/28      28531.85                    24686.88
  1997/03/31      27892.60                    24347.31
  1997/04/30      28118.21                    24659.48
  1997/05/31      29091.95                    25178.69
  1997/06/30      29615.37                    25567.82
  1997/07/31      30569.24                    26245.53
  1997/08/31      30709.39                    26213.94
  1997/09/30      31712.29                    26685.48
  1997/10/31      31361.95                    26821.74
  1997/11/30      31736.87                    27060.68
  1997/12/31      32023.68                    27333.19
  1998/01/31      32781.15                    27768.79
  1998/02/28      33302.68                    27881.29
  1998/03/31      34023.93                    28146.12
  1998/04/30      34196.73                    28267.01
  1998/05/31      34105.29                    28437.00
  1998/06/30      34259.12                    28583.86
  1998/07/31      34657.53                    28766.03
  1998/08/31      31047.81                    27313.95
  1998/09/30      31402.60                    27385.04
  1998/10/31      30807.83                    26794.11
  1998/11/30      33174.36                    28190.77
  1998/12/31      33081.97                    28140.26
  1999/01/31      34216.57                    28520.05
  1999/02/28      34371.68                    28326.00
  1999/03/31      35354.42                    28655.03
  1999/04/30      36559.09                    29179.31
  1999/05/31      35938.82                    28911.63
  1999/06/30      35929.08                    28839.98
  1999/07/31      35849.05                    28878.77
  1999/08/31      35513.71                    28573.65
  1999/09/30      35140.07                    28459.08
  1999/10/31      35376.54                    28304.62
  1999/11/30      35909.36                    28673.72
  1999/12/31      36031.22                    28846.79
  2000/01/31      35428.55                    28736.34
  2000/02/29      35897.04                    28797.78
  2000/03/31      35355.69                    28375.08
  2000/04/28      34919.96                    28375.48
IMATRL PRASUN   SHR__CHT 20000430 20000606 084957 R00000000000120

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity High Income Fund on August 29, 1990, when the fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $34,920 - a 249.20% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $28,375 - a 183.75% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                    YEARS ENDED APRIL 30,

                    2000                   1999    1998    1997    1996

Dividend returns    8.98% A                8.83%   9.64%   8.76%   10.66%

Capital returns     -13.46%                -1.92%  11.98%   1.81%   5.40%

Total returns       -4.48%                 6.91%   21.62%  10.57%  16.06%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED APRIL 30, 2000  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share A         7.78(cents)   47.48(cents)   119.84(cents)

Annualized dividend rate      8.33%         8.06%          9.90%

30-day annualized yield       11.62%        -              -

DIVIDENDS per share show the income paid by the fund for a set period, and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.36 over the past one month, $11.81 over the past six months and $12.10 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

A NON-TAXABLE DIVIDENDS: DIVIDENDS PAID ARE BASED ON THE FUND'S
INVESTMENT INCOME AT THE TIME OF DISTRIBUTION. DIVIDENDS OF
APPROXIMATELY 8.8(CENTS) PER SHARE PAID DURING 2000 WERE A NON-TAXABLE RETURN OF CAPITAL. THE EXACT NON-TAXABLE AMOUNT TO USE IN PREPARING YOUR INCOME TAX RETURN WILL DEPEND UPON YOUR SHARE ACTIVITY AND WILL BE REPORTED TO YOU IN JANUARY 2001.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Along with nearly every other sector
of the bond market, high-yield
securities encountered a host of
challenges during the 12-month
period ending April 30, 2000.
Throughout much of the period,
many high-yield mutual funds
experienced negative outflows as
the dollars and the attention of more
aggressive investors were diverted
instead to the lofty, double-digit
returns of the NASDAQ market. Yet
while high-yield bonds did not share
in the benefits of the NASDAQ's
run-up, they did share - seemingly
unfairly - in the technology index's
decline over the final two months of
the period. A default rate of
approximately 5.5% and subsequent
concerns regarding market liquidity
also tempered the high-yield sector's
returns. In addition, widening credit
spreads, or the premium that
investors demand for higher
perceived levels of risk versus
Treasury securities, also took their
toll. Lastly, while high-yield securities are less sensitive to the actions of the Federal Reserve Board than most other bond instruments, the Fed's five interest-rate hikes during the period certainly didn't help. For the one-year period ending April 30,
2000, the Merrill Lynch High Yield
Master II Index - a broad measure
of the high-yield market - fell
2.75%. This lagged the overall U.S.
taxable bond market as measured
by the Lehman Brothers Aggregate
Bond Index, which gained 1.26%
during the past 12 months.

(photograph of Tom Soviero)

An interview with Tom Soviero, Portfolio Manager of Fidelity
High Income Fund

Q. HOW DID THE FUND PERFORM, TOM?

A. It was a disappointing year. For the 12 months that ended April 30, 2000, the fund returned -4.48%, while the high current yield funds average tracked by Lipper Inc. returned -2.56%. The overall high-yield market, as measured by the Merrill Lynch High Yield Master II Index, dropped 2.75% for the same 12-month period.

Q. WHAT CONDITIONS CONTRIBUTED TO THE FUND'S RETURN?

A. The past year was difficult for high-yield bond investors and the fund. Fundamentally weak market conditions, including higher default rates, rising interest rates and a supply/demand imbalance, contributed to losses by almost all high-yield bench-marks. Poor technical characteristics - particularly outflows from high-yield funds in favor of new economy-oriented stock funds - further aggravated conditions. In addition, several unfortunate investments led the fund to underperform both the index and the peer group.

Q. WHAT INVESTMENTS PLAYED A ROLE IN THE FUND'S UNDERPERFORMANCE?

A. The biggest disappointment was an investment in Pathmark Stores, one of the five largest positions in the fund six months ago. Pathmark bonds suffered significant losses when Ahold, N.V., an investment-grade, Dutch supermarket operator, terminated its merger agreement with Pathmark in response to antitrust divestiture pressure in several critical markets. Pathmark's highly leveraged capital structure, along with lowered valuations industry-wide, created liquidity problems. Two telecommunications companies performed poorly. GST Telecommunications, a West Coast competitive local exchange carrier, and Call-Net Enterprises, a Canadian long-distance carrier, both experienced internal conflict that led to management changes. In a market environment that penalized uncertainty, both bonds fell precipitously.

Q. DID YOU ALTER YOUR INVESTMENT STRATEGY IN RESPONSE TO THESE EVENTS?

A. My core strategy remained unchanged. Sector and security selection based on investment fundamentals and thorough credit research continued to play the lead role in managing the portfolio. Structurally, the portfolio maintained an average credit quality of "B" and an allocation of about one-third of the fund's assets in deferred-pay securities, such as pay-in-kind and zero coupon bonds that don't pay cash interest for a specified period of a bond's life. However, some of the fund's losses over the past 12 months highlighted the potential downside of being subordinate to a significant amount of bank loans. I have taken a more skeptical view of high-yield investments that carry what I might term recovery risk - bonds that are junior to large bank loans carrying re-payment terms that reduce bondholders' financial recovery in distressed situations.

Q. WHAT HOLDINGS HELPED THE FUND'S RETURN?

A. A number of the portfolio's telecommunications holdings performed quite well, including EchoStar and Nextel. EchoStar is the second-largest participant in satellite TV transmission, and its stock and bond prices reflected the market's positive outlook for subscriber and revenue growth. In response to EchoStar's success, I have become more cautious in the cable sector, particularly with regard to companies that operate in rural areas where satellite offers more options at competitive prices. Nextel, still the fund's largest position, continued to add subscribers rapidly at above-average revenue per unit while maintaining churn - or disconnect - rates below industry benchmarks.

Q. WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. Despite the disappointments of the past year, I believe the high-yield market has survived the worst. Attractive valuations resulting from the highest yields in eight years, along with expanded credit spreads, provide numerous investment opportunities. However, because the market's anticipated rebound can't be timed with precision, I may in the meantime allocate more assets to core holdings with strong fundamental momentum by reducing the number of smaller investments with larger potential downside.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: high current income by
investing mainly in high-yielding
debt securities with an
emphasis on lower-quality
securities

FUND NUMBER: 455

TRADING SYMBOL: SPHIX

START DATE: August 29, 1990

SIZE: as of April 30, 2000,
more than $2.9 billion

MANAGER: Tom Soviero, since
1996; also manages
institutional funds; joined
Fidelity in 1989

TOM SOVIERO ON HIGH-YIELD
MARKET CYCLES:

"During difficult market environments,
it is useful to reflect on past
cycles. The most significant
high-yield market corrections
occurred in 1990-1991 and in
1998. During the first period, the
economy was in a recession and
the high-yield market had been
rocked by Drexel Burnham Lambert's
downfall. In 1998, high-yield
prices suffered in response to the
Asian currency crisis, Russia's debt
default and Long-Term Capital
Management's near collapse. Of
note, in November 1998, the
high-yield bond market posted a
record one-month gain of 4.95% -
significantly higher than the 0.82%
mean monthly return experienced
between 1987 and 1999.

"Today, the market is near its lows,
with high-yield bonds gaining only
1.5% during 1999, representing the
weakest bond market sector
year-to-date. However, history
suggests high-yield prices should
eventually bounce back. Predicting
exactly when that will happen is
impossible, but, in the meantime,
current market conditions offer
average yields exceeding 12% - the
highest in eight years - and a 6%
yield premium over Treasuries -
the widest since 1998. These levels
suggest investors' perception of
risk may outstrip reality,
indicating this may be just the time
to buy attractively valued,
fundamentally strong companies
in advance of a potential market
turnaround."

NOTE TO SHAREHOLDERS: Effective June 1, 2000, Frederick Hoff became Portfolio Manager of Fidelity High Income Fund.


INVESTMENT CHANGES





TOP FIVE HOLDINGS AS OF APRIL
30, 2000

(BY ISSUER, EXCLUDING CASH     % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
EQUIVALENTS)                                            MONTHS AGO

Nextel Communications, Inc.     9.5                      7.4

CSC Holdings, Inc.              4.3                      3.8

EchoStar Communications Corp.   2.9                      1.0

Gaylord Container Corp.         2.8                      2.7

NEXTLINK Communications, Inc.   2.1                      1.5

                                21.6                     16.4

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Media & Leisure                 28.3                     26.6

Utilities                       26.8                     26.7

Basic Industries                8.3                      10.7

Technology                      8.1                      4.7

Retail & Wholesale              5.1                      6.1

QUALITY DIVERSIFICATION AS OF
APRIL 30, 2000

(MOODY'S RATINGS)              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                        MONTHS AGO

Aaa, Aa, A                      0.0                      0.6

Baa                             1.6                      0.8

Ba                              6.1                      5.0

B                               41.8                     45.5

Caa, Ca, C                      15.1                     16.5

Not Rated                       5.0                      4.4


TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT
AVAILABLE, WE HAVE USED S&P   (registered trademark) RATINGS. UNRATED
DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT APRIL 30, 2000 AND OCTOBER 31, 1999 ACCOUNT FOR 5.0% AND 4.4%, RESPECTIVELY, OF THE FUND'S INVESTMENTS.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000 *                                       AS OF OCTOBER 31, 1999 **

Nonconvertible  Bonds           65.4%                        Nonconvertible  Bonds                  68.7%

Convertible Bonds, Preferred                                 Convertible Bonds, Preferred
Stocks                          25.2%                        Stocks                                 23.7%

Common Stocks                    4.9%                        Common Stocks                           3.0%

Other Investments                0.8%                        Other Investments                       0.8%

Short-Term  Investments and                                  Short-Term  Investments and
Net Other Assets                 3.7%                        Net Other Assets                        3.8%

* FOREIGN INVESTMENTS           10.4%                        ** FOREIGN INVESTMENTS                 11.0%

Row: 1, Col: 1, Value: 65.40000000000001                     Row: 1, Col: 1, Value: 68.7
Row: 1, Col: 2, Value: 0.0                                   Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 25.1                                  Row: 1, Col: 3, Value: 23.7
Row: 1, Col: 4, Value: 0.0                                   Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 4.9                                   Row: 1, Col: 5, Value: 3.0
Row: 1, Col: 6, Value: 0.0                                   Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.8                                   Row: 1, Col: 7, Value: 0.8
Row: 1, Col: 8, Value: 3.7                                   Row: 1, Col: 8, Value: 3.8







INVESTMENTS APRIL 30, 2000

Showing Percentage of Net Assets



CORPORATE BONDS - 68.1%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CONVERTIBLE BONDS - 2.7%

DURABLES - 0.1%

CONSUMER ELECTRONICS - 0.1%

Sunbeam Corp. 0% 3/25/18 (e)      Caa2      $ 13,980                             $ 2,394

ENERGY - 0.3%

OIL & GAS - 0.3%

Friede Goldman Halter, Inc.       B2         18,270                               8,404
4.5% 9/15/04

FINANCE - 0.1%

CREDIT & OTHER FINANCE - 0.1%

HIH Capital Ltd. euro 7.5%        -          5,910                                3,546
9/25/06

HEALTH - 0.4%

MEDICAL FACILITIES MANAGEMENT
- 0.4%

HEALTHSOUTH Corp. 3.25% 4/1/03    Ba2        7,620                                6,039

Tenet Healthcare Corp. 6%         B1         1,260                                1,033
12/1/05

Total Renal Care Holdings,        B3         9,360                                5,242
Inc. 7% 5/15/09 (e)

                                                                                  12,314

MEDIA & LEISURE - 0.7%

BROADCASTING - 0.5%

EchoStar Communications Corp.     -          10,240                               15,654
4.875% 1/1/07 (e)

LODGING & GAMING - 0.1%

Hilton Hotels Corp. 5% 5/15/06    Ba2        4,530                                3,420

RESTAURANTS - 0.1%

CKE Restaurants, Inc. 4.25%       B1         2,365                                961
3/15/04

TOTAL MEDIA & LEISURE                                                             20,035

RETAIL & WHOLESALE - 1.1%

DRUG STORES - 0.4%

Rite Aid Corp. 5.25% 9/15/02      Caa3       30,230                               11,336

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.7%

eToys, Inc. 6.25% 12/1/04 (e)     CCC        6,820                                3,214

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CONVERTIBLE BONDS - CONTINUED

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - CONTINUED

Sunglass Hut International,
Inc.:

5.25% 6/15/03 (e)                 B2        $ 19,730                             $ 14,871

5.25% 6/15/03                     B3         5,780                                4,357

                                                                                  22,442

TOTAL RETAIL & WHOLESALE                                                          33,778

TOTAL CONVERTIBLE BONDS                                                           80,471

NONCONVERTIBLE BONDS - 65.4%

AEROSPACE & DEFENSE - 0.1%

Compass Aerospace Corp.           B3         7,670                                2,685
10.125% 4/15/05

BASIC INDUSTRIES - 7.3%

CHEMICALS & PLASTICS - 2.3%

Geo Specialty Chemicals, Inc.     B3         5,390                                4,555
10.125% 8/1/08

Huntsman Corp.:

9.5% 7/1/07 (e)                   B2         31,020                               28,228

Sterling Chemicals, Inc.:

11.25% 4/1/07                     Caa3       6,460                                5,426

11.75% 8/15/06                    Caa3       9,310                                8,146

12.375% 7/15/06                   B3         21,725                               22,540

                                                                                  68,895

IRON & STEEL - 0.4%

Metallurg Holdings, Inc. 0%       Caa1       38,400                               8,832
7/15/08 (d)

Metallurg, Inc. 11% 12/1/07       B3         2,270                                1,839

                                                                                  10,671

METALS & MINING - 0.4%

Better Minerals & Aggregates      B3         12,900                               12,771
Co. 13% 9/15/09 (e)

PACKAGING & CONTAINERS - 2.6%

Gaylord Container Corp.:

9.375% 6/15/07                    Caa1       23,515                               20,634

9.75% 6/15/07                     Caa1       7,990                                7,131

9.875% 2/15/08                    Caa2       62,690                               48,898

                                                                                  76,663

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

BASIC INDUSTRIES - CONTINUED

PAPER & FOREST PRODUCTS - 1.6%

Abitibi-Consolidated, Inc.        Baa3      $ 16,780                             $ 14,945
7.4% 4/1/18

Advance Agro Capital BV 13%       Caa1       12,240                               6,977
11/15/07

Container Corp. of America        B2         7,380                                7,417
gtd. 9.75% 4/1/03

Repap New Brunswick, Inc.:

11.5% 6/1/04                      B3         2,040                                2,076

yankee 10.625% 4/15/05            Caa1       13,420                               12,682

Stone Container Corp. 12.58%      B2         3,990                                4,190
8/1/16 (f)

                                                                                  48,287

TOTAL BASIC INDUSTRIES                                                            217,287

CONSTRUCTION & REAL ESTATE -
2.4%

BUILDING MATERIALS - 1.0%

American Standard Companies,      Ba3        6,860                                6,586
Inc. 8.25% 6/1/09

American Standard Companies,
Inc.:

7.375% 2/1/08                     Ba3        5,140                                4,729

7.625% 2/15/10                    Ba3        3,660                                3,367

Atrium Companies, Inc. 10.5%      B3         13,690                               12,732
5/1/09

Numatics, Inc. 9.625% 4/1/08      B3         3,971                                3,147

                                                                                  30,561

CONSTRUCTION - 1.2%

Blount, Inc. 13% 8/1/09           B3         17,240                               16,938

Del Webb Corp. 9.375% 5/1/09      B2         10,000                               8,050

Great Lakes Dredge & Dock         B3         7,920                                8,078
Corp. 11.25% 8/15/08

Lennar Corp. 9.95% 5/1/10 (e)     Ba1        4,110                                3,794

                                                                                  36,860

ENGINEERING - 0.2%

Anteon Corp. 12% 5/15/09          B3         6,000                                5,400

TOTAL CONSTRUCTION & REAL                                                         72,821
ESTATE

DURABLES - 0.8%

AUTOS, TIRES, & ACCESSORIES -
0.2%

Cambridge Industries, Inc.        Ca         2,230                                223
10.25% 7/15/07

Federal-Mogul Corp. 7.5%          Ba2        6,370                                4,846
1/15/09

                                                                                  5,069

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

DURABLES - CONTINUED

CONSUMER DURABLES - 0.2%

Corning Consumer Products Co.     B3        $ 8,490                              $ 5,391
9.625% 5/1/08

HOME FURNISHINGS - 0.4%

Omega Cabinets Ltd. 10.5%         B3         7,960                                7,681
6/15/07

Winsloew Furniture, Inc.          B2         5,590                                5,115
12.75% 8/15/07

                                                                                  12,796

TOTAL DURABLES                                                                    23,256

ENERGY - 0.9%

OIL & GAS - 0.9%

Frontier Oil Corp. 11.75%         B2         4,220                                4,009
11/15/09

Gothic Production Corp.           B3         18,800                               15,886
11.125% 5/1/05

Petsec Energy, Inc. 9.5%          C          5,270                                1,792
6/15/07 (c)

Western Gas Resources, Inc.       Ba3        5,480                                5,507
10% 6/15/09

                                                                                  27,194

FINANCE - 1.2%

CREDIT & OTHER FINANCE - 1.2%

AMRESCO, Inc. 9.875% 3/15/05      Caa3       6,420                                4,430

Dobson/Sygnet Communications      -          520                                  541
Co. 12.25% 12/15/08

Macsaver Financial Services,
Inc.:

7.4% 2/15/02                      Ba2        2,090                                1,568

7.6% 8/1/07                       Ba2        16,930                               10,158

7.875% 8/1/03                     Ba2        15,180                               11,385

Ocwen Capital Trust 10.875%       B2         2,410                                1,494
8/1/27

PTC International Finance BV      B3         3,610                                2,563
0% 7/1/07 (d)

Trench Electronics SA/Trench,     B3         5,490                                3,733
Inc. 10.25% 12/15/07

                                                                                  35,872

HEALTH - 2.4%

DRUGS & PHARMACEUTICALS - 0.2%

Warner Chilcott, Inc. 12.625%     B2         6,600                                6,270
2/15/08 (e)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- 0.2%

Beckman Instruments, Inc.         Ba1       $ 3,490                              $ 3,180
7.05% 6/1/26

Bio-Rad Laboratories, Inc.        B2         1,920                                1,963
11.625% 2/15/07 (e)

                                                                                  5,143

MEDICAL FACILITIES MANAGEMENT
- 2.0%

Dynacare, Inc. 10.75% 1/15/06     B2         6,690                                5,954

Everest Healthcare Services,      B3         7,130                                5,945
Inc. 9.75% 5/1/08

Fountain View, Inc. 11.25%        Caa1       8,890                                4,890
4/15/08

Harborside Healthcare Corp.       B3         23,380                               5,144
0% 8/1/08 (d)

Mariner Post-Acute Network,       B3         18,880                               189
Inc. 9.5% 11/1/07 (c)

Oxford Health Plans, Inc. 11%     Caa1       26,260                               26,785
5/15/05

Tenet Healthcare Corp. 8.125%     Ba3        2,670                                2,470
12/1/08

Unilab Corp. 12.75% 10/1/09       B3         8,395                                8,374

                                                                                  59,751

TOTAL HEALTH                                                                      71,164

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.3%

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.0%

Dunlop Standard Aero Holdings     B3         8,940                                8,761
PLC 11.875% 5/15/09

International Knife & Saw,        Caa1       5,280                                3,115
Inc. 11.375% 11/15/06

Roller Bearing Co. of             B3         5,550                                5,064
America, Inc. 9.625% 6/15/07

Roller Bearing Holding, Inc.      -          22,220                               11,499
0% 6/15/09 (d)(e)

Tenneco Automotive, Inc.          B2         27,330                               27,330
11.625% 10/15/09

Tokheim Corp. 11.375% 8/1/08      B3         14,440                               4,765

                                                                                  60,534

POLLUTION CONTROL - 0.3%

Allied Waste North America,       Ba2        10,310                               7,269
Inc. 7.875% 1/1/09

TOTAL INDUSTRIAL MACHINERY &                                                      67,803
EQUIPMENT

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - 18.2%

BROADCASTING - 14.7%

Adelphia Communications Corp.:

7.75% 1/15/09                     B1        $ 10,060                             $ 8,576

9.875% 3/1/07                     B1         5,550                                5,397

Ascent Entertainment Group,       Ba1        20,890                               16,712
Inc. 0% 12/15/04 (d)

Cable Satisfaction                Caa1       13,120                               12,398
International, Inc. 12.75%
3/1/10 unit

Century Communications Corp.:

Series B, 0% 1/15/08              B1         32,355                               13,427

8.375% 12/15/07                   B1         9,640                                8,580

Charter Communications
Holdings LLC/Charter
Communications Holdings
Capital Corp.:

8.625% 4/1/09                     B2         25,540                               22,284

10% 4/1/09 (e)                    B2         3,000                                2,880

Comcast UK Cable Partners         B2         27,900                               26,505
Ltd. 0% 11/15/07 (d)

Diamond Cable Communications
PLC:

0% 2/15/07 (d)                    B3         9,720                                7,484

yankee 0% 12/15/05 (d)            B3         3,260                                3,056

Earthwatch, Inc. 0% 7/15/07       -          14,990                               9,594
unit (d)(e)

FrontierVision Holdings           B1         20,990                               18,314
LP/FrontierVision Holdings
Capital Corp. 0% 9/15/07 (d)

Golden Sky DBS, Inc. 0%           Caa1       10,610                               7,056
3/1/07 (d)

Golden Sky Systems, Inc.          B3         19,345                               21,086
12.375% 8/1/06

Impsat Fiber Networks, Inc.       B3         15,630                               12,895
12.375% 6/15/08

International Cabletel, Inc.      B3         52,390                               48,723
0% 2/1/06 (d)

NTL Communications Corp.          B3         32,740                               33,067
11.5% 10/1/08

NTL, Inc.:

0% 4/1/08 (d)                     B3         72,885                               45,918

10% 2/15/07                       B3         3,070                                2,963

Pegasus Communications Corp.:

9.625% 10/15/05                   B3         2,620                                2,568

12.5% 8/1/17                      B3         19,250                               20,020

Satelites Mexicanos SA de CV      B3         7,960                                5,890
10.125% 11/1/04

Spectrasite Holdings, Inc.:

0% 4/15/09 (d)                    B3         7,420                                4,081

0% 3/15/10 (d)(e)                 B3         11,540                               5,885

10.75% 3/15/10 (e)                B3         4,810                                4,714

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Telemundo Holdings, Inc. 0%       Caa1      $ 2,730                              $ 1,747
8/15/08 (d)

Telewest Communications PLC:

0% 4/15/09 (d)                    B1         5,400                                3,078

11.25% 11/1/08                    B1         3,930                                3,969

Telewest PLC yankee 9.625%        B1         2,560                                2,445
10/1/06

United Pan-Europe
Communications NV:

0% 8/1/09 (d)                     B2         12,620                               6,310

0% 11/1/09 (d)(e)                 B2         32,670                               16,008

10.875% 11/1/07 (e)               B2         13,390                               12,252

10.875% 8/1/09                    B2         16,680                               15,179

XM Satellite Radio, Inc. 14%      -          7,840                                6,978
3/15/10 unit (e)

                                                                                  438,039

ENTERTAINMENT - 0.7%

AMC Entertainment, Inc.:

9.5% 3/15/09                      B3         2,810                                1,546

9.5% 2/1/11                       B3         5,450                                2,943

Bally Total Fitness Holding       B3         6,810                                6,231
Corp. 9.875% 10/15/07

Cinemark USA, Inc. 9.625%         B2         4,160                                2,683
8/1/08

Regal Cinemas, Inc.:

8.875% 12/15/10                   Caa2       3,610                                1,300

9.5% 6/1/08                       Caa2       15,510                               5,894

United Artists Theatre Co.        C          33,700                               674
9.75% 4/15/08 (c)

                                                                                  21,271

LEISURE DURABLES & TOYS - 0.2%

Outboard Marine Corp. 10.75%      B3         7,470                                5,603
6/1/08

LODGING & GAMING - 2.0%

HMH Properties, Inc. 7.875%       Ba2        17,315                               14,977
8/1/08

Hollywood Casino Corp. 11.25%     B3         9,680                                9,801
5/1/07

Hollywood Casino                  B3         3,780                                3,978
Shreveport/Shreveport
Capital Corp. 13% 8/1/06 (e)

Horseshoe Gaming LLC 8.625%       B2         17,750                               16,641
5/15/09

Host Marriott LP 8.375%           Ba2        12,040                               11,077
2/15/06

Signature Resorts, Inc. 9.75%     Caa2       15,520                               4,656
10/1/07

                                                                                  61,130

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

PUBLISHING - 0.6%

Advanstar Communications,         B2        $ 14,960                             $ 13,614
Inc. 9.25% 5/1/08

Von Hoffman Press, Inc.           B3         4,660                                4,287
10.875% 5/15/07 (e)

                                                                                  17,901

TOTAL MEDIA & LEISURE                                                             543,944

NONDURABLES - 0.4%

FOODS - 0.2%

Del Monte Foods Co. 0%            Caa1       8,611                                6,415
12/15/07 (d)

HOUSEHOLD PRODUCTS - 0.2%

Revlon Consumer Products          Caa1       7,770                                5,517
Corp. 8.125% 2/1/06

TOTAL NONDURABLES                                                                 11,932

RETAIL & WHOLESALE - 4.0%

DRUG STORES - 1.4%

Rite Aid Corp.:

6.5% 10/1/03 (e)(f)               Caa1       30,290                               14,539

6.7% 12/15/01                     B3         26,250                               18,375

6.875% 8/15/13                    Caa1       9,550                                3,820

7.125% 1/15/07                    Caa1       4,460                                1,829

7.375% 12/15/28 (e)               Caa1       2,000                                780

7.7% 2/15/27                      Caa1       2,000                                760

                                                                                  40,103

GENERAL MERCHANDISE STORES -
0.6%

Kmart Corp.:

7.95% 2/1/23                      Baa3       5,190                                4,230

8.375% 7/1/22                     Baa3       4,502                                3,557

12.5% 3/1/05                      Baa3       9,880                                11,115

                                                                                  18,902

GROCERY STORES - 1.7%

Disco SA 9.875% 5/15/08           Ba3        29,089                               25,307

Fleming Companies, Inc.:

Series B, 10.625% 7/31/07         B3         6,020                                5,027

10.5% 12/1/04                     B3         4,450                                3,905

Pathmark Stores, Inc.:

9.625% 5/1/03 (c)                 Caa3       12,730                               9,038

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

RETAIL & WHOLESALE - CONTINUED

GROCERY STORES - CONTINUED

Pathmark Stores, Inc.: -
continued

10.75% 11/1/03 (c)                Ca        $ 75,869                             $ 6,070

12.625% 6/15/02                   Ca         7,610                                2,131

                                                                                  51,478

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.3%

U.S. Office Products Co.          Ca         29,750                               9,223
9.75% 6/15/08

TOTAL RETAIL & WHOLESALE                                                          119,706

SERVICES - 2.2%

LEASING & RENTAL - 0.1%

Rent-A-Center, Inc. 11%           B2         3,350                                3,317
8/15/08

PRINTING - 1.0%

Sullivan Graphics, Inc.           Caa1       16,420                               16,584
12.75% 8/1/05

World Color Press, Inc. 7.75%     Baa3       13,500                               12,420
2/15/09

                                                                                  29,004

SERVICES - 1.1%

Apcoa, Inc. 9.25% 3/15/08         Caa1       11,200                               5,264

La Petite Academy, Inc./La        B3         2,160                                1,296
Petite Academy Holding Co.
10% 5/15/08

MSX International, Inc.           B3         3,410                                3,240
11.375% 1/15/08

Service Corp. International
(SCI):

6% 12/15/05                       Ba2        11,140                               6,127

6.3% 3/15/03                      Ba2        9,210                                5,434

6.5% 3/15/08                      Ba2        1,400                                847

6.75% 6/1/01                      Ba2        3,960                                3,445

7.2% 6/1/06                       Ba2        2,870                                1,794

7.375% 4/15/04                    Ba2        3,960                                2,297

Spin Cycle, Inc. 0% 5/1/05 (d)    -          15,960                               4,150

                                                                                  33,894

TOTAL SERVICES                                                                    66,215

TECHNOLOGY - 7.7%

COMPUTER SERVICES & SOFTWARE
- 3.0%

Amazon.com, Inc. 0% 5/1/08 (d)    Caa1       36,990                               21,639

Colo.com 13.875% 3/15/10 unit     -          12,870                               13,127
(e)

Concentric Network Corp.          B-         1,460                                1,548
12.75% 12/15/07

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Covad Communications Group,
Inc.:

0% 3/15/08 (d)                    B3        $ 6,240                              $ 3,838

12% 2/15/10 (e)                   B3         16,070                               15,226

12.5% 2/15/09                     B3         12,621                               12,274

Federal Data Corp. 10.125%        B3         9,170                                5,961
8/1/05

InterAct Operating Co., Inc.      -          3,023                                1,028
14% 8/1/03  pay-in-kind

Verio, Inc.:

10.625% 11/15/09 (e)              B3         7,610                                7,306

11.25% 12/1/08                    B3         7,750                                7,673

                                                                                  89,620

COMPUTERS & OFFICE EQUIPMENT
- 0.4%

Globix Corp. 12.5% 2/1/10 (e)     -          13,280                               11,620

ELECTRONIC INSTRUMENTS - 0.2%

Telecommunications Techniques     B3         7,210                                6,615
Co. LLC 9.75% 5/15/08

ELECTRONICS - 4.1%

ChipPAC International Ltd.        B3         21,520                               22,596
12.75% 8/1/09 (e)

Details, Inc. 10% 11/15/05        B3         2,440                                2,245

Fairchild Semiconductor Corp.:

10.125% 3/15/07                   B2         20,350                               20,096

10.375% 10/1/07                   B3         18,660                               18,660

Intersil Corp. 13.25% 8/15/09     B3         11,262                               12,726

Knowles Electronics, Inc.         B3         10,120                               8,298
13.125% 10/15/09 (e)

Micron Technology, Inc. 6.5%      B3         21,000                               17,220
9/30/05 (h)

Viasystems, Inc. 9.75% 6/1/07     B3         23,953                               20,420

                                                                                  122,261

TOTAL TECHNOLOGY                                                                  230,116

TRANSPORTATION - 1.0%

AIR TRANSPORTATION - 0.2%

Canadian Airlines Corp. 10%       C          7,510                                6,459
5/1/05 (c)

RAILROADS - 0.6%

TFM SA de CV:

0% 6/15/09 (d)                    B2         18,855                               12,539

10.25% 6/15/07                    B2         7,980                                6,943

                                                                                  19,482

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

TRANSPORTATION - CONTINUED

SHIPPING - 0.2%

Holt Group, Inc. 9.75% 1/15/06    Caa3      $ 5,200                              $ 2,600

MC Shipping, Inc. 11.25%          B3         4,430                                3,190
3/1/08

                                                                                  5,790

TOTAL TRANSPORTATION                                                              31,731

UTILITIES - 14.5%

CELLULAR - 6.8%

CTI Holdings SA 0% 4/15/08 (d)    B1         25,640                               15,897

Dolphin Telecom PLC 0% 6/1/08     Caa1       4,100                                1,558
(d)

McCaw International Ltd. 0%       Caa1       65,360                               48,040
4/15/07 (d)

Metrocall, Inc.:

9.75% 11/1/07                     B3         8,040                                5,668

10.375% 10/1/07                   B3         6,840                                4,993

11% 9/15/08                       B3         13,880                               10,271

Millicom International            Caa1       27,049                               22,856
Cellular SA 0% 6/1/06 (d)

Nextel Communications, Inc.:

9.375% 11/15/09                   B1         40,000                               38,100

12% 11/1/08                       B1         18,610                               19,913

Nextel International, Inc. 0%     Caa1       33,720                               21,412
4/15/08 (d)

Orbital Imaging Corp.:

11.625% 3/1/05                    CCC+       4,494                                1,978

Paging Network do Brasil SA       -          18,170                               2,362
13.5% 6/6/05

Rogers Communications, Inc.       Ba3        8,847                                8,582
8.875% 7/15/07

Telesystem International          Caa1       3,210                                1,733
Wireless, Inc. 0% 11/1/07 (d)

                                                                                  203,363

TELEPHONE SERVICES - 7.7%

Alestra SA de RL de CV            B2         23,950                               23,172
12.625% 5/15/09

Call-Net Enterprises, Inc.:

0% 8/15/08 (d)                    B2         25,640                               10,256

0% 5/15/09 (d)                    B2         19,450                               7,586

8% 8/15/08                        B2         14,845                               9,649

9.375% 5/15/09                    B2         17,810                               12,200

FirstWorld Communications,        -          8,955                                3,895
Inc. 0% 4/15/08 (d)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Focal Communications Corp.        B3        $ 4,375                              $ 4,386
11.875% 1/15/10 (e)

Global TeleSystems Group,         Caa1       5,300                                4,081
Inc. 9.875% 2/15/05

GST Network Funding, Inc. 0%      -          19,500                               7,800
5/1/08 (d)

GST Equipment Funding, Inc.       -          28,230                               15,527
13.25% 5/1/07

GST Telecommunications, Inc.      -          18,380                               8,271
12.75% 11/15/07

Hermes Europe Railtel BV          B3         8,800                                7,612
10.375% 1/15/09

ICG Holdings, Inc.:

0% 9/15/05 (d)                    B3         1,910                                1,805

0% 5/1/06 (d)                     B3         3,180                                2,552

ICG Services, Inc. 0% 2/15/08     B3         5,940                                3,059
(d)

InterAmericas Communications      -          27,350                               28,991
Corp. 14% 10/27/07

KMC Telecom Holdings, Inc.        Caa2       15,860                               14,433
13.5% 5/15/09

Logix Communications              -          7,900                                3,160
Enterprises, Inc. 12.25%
6/15/08

McLeodUSA, Inc.:

8.125% 2/15/09                    B2         10,800                               9,666

8.375% 3/15/08                    B1         1,020                                926

NEXTLINK Communications, Inc.:

0% 4/15/08 (d)                    B2         1,970                                1,207

10.5% 12/1/09 (e)                 B2         13,290                               12,891

10.75% 6/1/09                     B2         12,920                               12,662

Ono Finance PLC 13% 5/1/09        Caa1       7,460                                7,497

Primus Telecommunications         B3         7,000                                6,755
Group, Inc. 12.75% 10/15/09

Rhythms NetConnections, Inc.      B3         6,140                                5,219
12.75% 4/15/09

WinStar Communications, Inc.      B3         6,880                                6,725
12.5% 4/15/08 (e)

                                                                                  231,983

TOTAL UTILITIES                                                                   435,346

TOTAL NONCONVERTIBLE BONDS                                                        1,957,072

TOTAL CORPORATE BONDS                                                             2,037,543
(Cost $2,418,138)

ASSET-BACKED SECURITIES - 0.4%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

Airplanes pass through trust      Ba2       $ 13,245                             $ 10,596
10.875% 3/15/19 (Cost
$13,753)

COMMERCIAL MORTGAGE
SECURITIES - 0.4%



Resolution Trust Corp. Series     Baa3       2,032                                1,646
1991-M2 Class A3, 7.3307%
9/25/20 (f)

Structured Asset Securities       B+         13,040                               11,369
Corp. Series 1996-CFL Class
G, 7.75% 2/25/28 (e)

TOTAL COMMERCIAL MORTGAGE                                                         13,015
SECURITIES
(Cost $12,519)



COMMON STOCKS - 4.9%

                                 SHARES

BASIC INDUSTRIES - 0.4%

CHEMICALS & PLASTICS - 0.0%

Trivest 1992 Special Fund         13.7                                 1,292
Ltd. (g)

IRON & STEEL - 0.1%

AK Steel Holding Corp.            369,600                              4,089

METALS & MINING - 0.1%

Metals USA, Inc.                  200,000                              1,425

PACKAGING & CONTAINERS - 0.2%

Crown Packaging Holdings Ltd.     4,576                                2
warrants 10/15/03 (a)

Gaylord Container Corp. Class     941,000                              4,823
A (a)

                                                                       4,825

TOTAL BASIC INDUSTRIES                                                 11,631

CONSTRUCTION & REAL ESTATE -
0.7%

BUILDING MATERIALS - 0.7%

American Standard Companies,      492,100                              20,176
Inc. (a)

REAL ESTATE INVESTMENT TRUSTS
- 0.0%

Swerdlow Real Estate Group,
Inc.:

Class A (h)                       79,800                               0

Class B (h)                       19,817                               0

TOTAL CONSTRUCTION & REAL                                              20,176
ESTATE

DURABLES - 0.1%

HOME FURNISHINGS - 0.0%

Winsloew Furniture, Inc.          5,590                                28
warrants 8/15/07 (a)(e)

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

TEXTILES & APPAREL - 0.1%

Arena Brands Holdings Corp.       143,778                             $ 3,594
Class B

TOTAL DURABLES                                                         3,622

FINANCE - 0.1%

SAVINGS & LOANS - 0.1%

Golden State Bancorp, Inc. (a)    183,300                              2,818

Golden State Bancorp, Inc.        87,800                               91
litigation warrants 12/31/00
(a)

                                                                       2,909

SECURITIES INDUSTRY - 0.0%

ECM Corp. LP (a)(e)               5,400                                475

TOTAL FINANCE                                                          3,384

HEALTH - 0.1%

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Beverly Enterprises, Inc. (a)     723,500                              2,442

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.2%

Terex Corp. (a)                   449,900                              7,030

MEDIA & LEISURE - 2.5%

BROADCASTING - 2.4%

Classic Communications, Inc.      40,680                               437
(a)(e)

EchoStar Communications Corp.     1,115,360                            71,034
Class A (a)

                                                                       71,471

ENTERTAINMENT - 0.0%

Alliance Gaming Corp. (h)         5,072                                10

LODGING & GAMING - 0.1%

Prime Hospitality Corp. (a)       450,000                              4,163

TOTAL MEDIA & LEISURE                                                  75,644

SERVICES - 0.0%

Spin Cycle, Inc. warrants         15,960                               0
5/1/05 (a)(e)

TECHNOLOGY - 0.3%

COMPUTER SERVICES & SOFTWARE
- 0.0%

Interact Systems, Inc.:

warrants 8/1/03 (a)(e)            5,650                                0

warrants 12/21/09 (a)             5,650                                0

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - 0.3%

Intersil Holding Corp.            16,350                              $ 7,358
warrants 8/15/09 (a)(e)

TRANSPORTATION - 0.0%

AIR TRANSPORTATION - 0.0%

CHC Helicopter Corp. Class A      30,960                               0
warrants 12/15/00 (a)

UTILITIES - 0.5%

CELLULAR - 0.0%

Loral Orion Network Systems,      15,350                               61
Inc. warrants 1/15/07 (CV
ratio .47) (a)

McCaw International Ltd.          64,950                               162
warrants 4/16/07 (a)(e)

Orbital Imaging Corp.             74                                   0
warrants 3/1/05 (a)(e)

Paging Brazil Holding Co. LLC     18,170                               0
Class B (a)

                                                                       223

TELEPHONE SERVICES - 0.5%

FirstCom Corp. (a)                678,900                              14,087

FirstWorld Communications,        8,555                                856
Inc. warrants 4/15/08 (a)(e)

Ono Finance PLC rights            7,460                                1,119
5/31/09 (a)(e)

                                                                       16,062

TOTAL UTILITIES                                                        16,285

TOTAL COMMON STOCKS                                                    147,572
(Cost $87,959)

PREFERRED STOCKS - 22.5%



CONVERTIBLE PREFERRED STOCKS
- 2.9%

BASIC INDUSTRIES - 0.6%

CHEMICALS & PLASTICS - 0.6%

Sealed Air Corp. Series A,        333,800                              17,858
$2.00

ENERGY - 0.1%

OIL & GAS - 0.1%

Chesapeake Energy Corp.:

$3.50 (a)(e)                      36,600                               1,720

$3.50 (a)                         22,600                               1,124

Tesoro Petroleum Corp.            33,700                               404
$1.1552 PIES

                                                                       3,248

PREFERRED STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

CONVERTIBLE PREFERRED STOCKS
- CONTINUED

FINANCE - 0.2%

CREDIT & OTHER FINANCE - 0.2%

Host Marriott Financial Trust     115,700                             $ 4,180
$3.375 QUIPS (e)

USX Capital Trust I $3.375        17,000                               626

                                                                       4,806

HEALTH - 1.7%

MEDICAL FACILITIES MANAGEMENT
- 1.7%

Laboratory Corp. of America       488,200                              51,566
Holdings Series A, $4.25

TECHNOLOGY - 0.0%

COMPUTER SERVICES & SOFTWARE
- 0.0%

Interact Systems, Inc. 14.00%     5,650                                113

UTILITIES - 0.3%

TELEPHONE SERVICES - 0.3%

BroadWing, Inc. $3.375            160,300                              7,845

TOTAL CONVERTIBLE PREFERRED                                            85,436
STOCKS

NONCONVERTIBLE PREFERRED
STOCKS - 19.6%

CONSTRUCTION & REAL ESTATE -
0.8%

REAL ESTATE INVESTMENT TRUSTS
- 0.8%

California Federal Preferred      666,190                              14,157
Capital Corp. $2.2812

Crown American Realty Trust       41,800                               1,463
Series A, $5.50

Swerdlow Real Estate Group,
Inc.:

junior (h)                        19,817                               0

mezzanine (h)                     79,800                               29

senior (h)                        79,800                               8,816

                                                                       24,465

FINANCE - 0.3%

INSURANCE - 0.3%

American Annuity Group            10,430                               8,606
Capital Trust II 8.875%

HEALTH - 0.0%

MEDICAL FACILITIES MANAGEMENT
- 0.0%

Harborside Healthcare Corp.       457                                  25
13.50% pay-in-kind

MEDIA & LEISURE - 6.9%

BROADCASTING - 5.7%

Adelphia Communications Corp.     66,066                               7,003
$13.00

PREFERRED STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Benedek Communications Corp.      12,515                              $ 8,761
11.5% pay-in-kind

Citadel Broadcasting Co.          72,386                               7,781
Series B, 13.25% pay-in-kind

CSC Holdings, Inc.:

11.125% pay-in-kind               756,376                              79,609

Series H, 11.75% pay-in-kind      448,656                              47,670

Granite Broadcasting Corp.        22,979                               19,992
12.75% pay-in-kind

                                                                       170,816

PUBLISHING - 1.2%

PRIMEDIA, Inc.:

$9.20                             108,856                              9,579

8.625%                            97,102                               8,302

Series D, $10.00                  193,670                              18,108

                                                                       35,989

TOTAL MEDIA & LEISURE                                                  206,805

RETAIL & WHOLESALE - 0.0%

GROCERY STORES - 0.0%

Supermarkets General Holdings     524,488                              524
Corp. $3.52 pay-in-kind

TECHNOLOGY - 0.1%

COMPUTERS & OFFICE EQUIPMENT
- 0.1%

Ampex Corp. 8% non-cumulative     740                                  1,154

UTILITIES - 11.5%

CELLULAR - 7.5%

Crown Castle International        1,637                                1,625
Corp. 12.75% pay-in-kind

Nextel Communications, Inc.:

11.125% pay-in-kind               101,110                              97,571

Series D, 13% pay-in-kind         120,102                              125,497

                                                                       224,693

TELEPHONE SERVICES - 4.0%

Adelphia Business Solution,       21,679                               20,812
Inc. 12.875% pay-in-kind

Intermedia Communications,        3,414                                3,226
Inc. 13.5% pay-in-kind

PREFERRED STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

IXC Communications, Inc.          56,048                              $ 57,729
12.5% pay-in-kind

NEXTLINK Communications, Inc.     801,577                              38,476
14% pay-in-kind

                                                                       120,243

TOTAL UTILITIES                                                        344,936

TOTAL NONCONVERTIBLE                                                   586,515
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                                                 671,951
(Cost $678,859)

CASH EQUIVALENTS - 2.6%

                                 MATURITY AMOUNT (000S)

Investments in repurchase
agreements:

(U.S. Government                 $ 73,823                              73,788
Obligations), in a joint
trading account at 5.69%,
dated 4/28/00 due 5/1/00

(U.S. Treasury Obligations),      3,283                                3,281
in a joint trading account
at 5.71%, dated 4/28/00 due
5/1/00

TOTAL CASH EQUIVALENTS                                                 77,069
(Cost $77,069)

TOTAL INVESTMENT PORTFOLIO -                                           2,957,746
98.9%
(Cost $3,288,297)

NET OTHER ASSETS - 1.1%                                                32,467

NET ASSETS - 100%                                                    $ 2,990,213


SECURITY TYPE ABBREVIATIONS

PIES                         -   Premium Income  Equity
                                 Securities

QUIPS                        -   Quarterly Income  Preferred
                                 Securities

LEGEND

(a) Non-income producing

(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $317,674,000 or 10.6% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Share amount represents number of units held.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY                      ACQUISITION DATE  ACQUISITION COST (000S)

Alliance Gaming Corp.         7/28/98           $ 0

Micron Technology, Inc. 6.5%  3/3/99 - 7/15/99  $ 16,635
9/30/05

Swerdlow Real Estate Group,   1/15/99           $ 11
Inc. Class A

Swerdlow Real Estate Group,   1/15/99           $ 3
Inc. Class B

Swerdlow Real Estate Group,   1/15/99           $ 3
Inc. junior

Swerdlow Real Estate Group,   1/15/99           $ 79
Inc. mezzanine

Swerdlow Real Estate Group,   1/15/99           $ 7,619
Inc. senior

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        0.0%       AAA, AA, A    0.0%

Baa               1.6%       BBB           1.1%

Ba                6.1%       BB            7.1%

B                 41.4%      B             43.5%

Caa               14.0%      CCC           8.8%

Ca, C             0.9%       CC, C         0.8%

                             D             0.3%

The percentage not rated by Moody's or S&P amounted to 5.0%. FMR has determined that unrated debt securities that are lower quality account for 5.0% of the total value of investment in securities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America     89.6%

Canada                        3.8

Netherlands                   2.0

Mexico                        1.6

United Kingdom                1.1

Others (individually less     1.9
than 1%)

                            100.0%

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $3,289,648,000. Net unrealized depreciation aggregated $331,902,000, of which $171,775,000 related to appreciated investment securities and $503,677,000 related to depreciated investment securities.

The fund hereby designates approximately $24,188,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund intends to elect to defer to its fiscal year ending April 30, 2001 approximately $74,660,000 of losses recognized during the period November 1, 1999 to April 30, 2000.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)

                                      APRIL 30, 2000

ASSETS

Investment in securities, at             $ 2,957,746
value (including repurchase
agreements of $77,069) (cost
$3,288,297) -  See
accompanying schedule

Receivable for investments                5,471
sold

Receivable for fund shares                1,469
sold

Dividends receivable                      3,852

Interest receivable                       53,087

Redemption fees receivable                7

Other receivables                         1,057

 TOTAL ASSETS                             3,022,689

LIABILITIES

Payable for investments        $ 20,797
purchased

Payable for fund shares         4,677
redeemed

Distributions payable           5,121

Accrued management fee          1,446

Other payables and accrued      435
expenses

 TOTAL LIABILITIES                        32,476

NET ASSETS                               $ 2,990,213

Net Assets consist of:

Paid in capital                          $ 3,293,768

Undistributed net investment              103,757
income

Accumulated undistributed net             (76,762)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               (330,550)
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 264,218                  $ 2,990,213
shares outstanding

NET ASSET VALUE, offering                 $11.32
price and redemption price
per share ($2,990,213
(divided by) 264,218 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS

                        YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME                        $ 71,126
Dividends

Interest                                  270,378

 TOTAL INCOME                             341,504

EXPENSES

Management fee                 $ 18,616

Transfer agent fees             4,086

Accounting fees and expenses    876

Non-interested trustees'        10
compensation

Custodian fees and expenses     90

Registration fees               243

Audit                           71

Legal                           69

Miscellaneous                   8

 Total expenses before          24,069
reductions

 Expense reductions             (76)      23,993

NET INVESTMENT INCOME                     317,511

REALIZED AND UNREALIZED GAIN              (44,324)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                  (424,763)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                           (469,087)

NET INCREASE (DECREASE) IN               $ (151,576)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED  APRIL 30, 2000  YEAR ENDED  APRIL 30, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 317,511                   $ 277,488
income

 Net realized gain (loss)         (44,324)                    (30,160)

 Change in net unrealized         (424,763)                   (62,303)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (151,576)                   185,025
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (270,396)                   (260,371)
From net investment income

 From net realized gain           -                           (70,852)

 In excess of net realized        (24,187)                    -
gain

 Return of capital                (23,280)                    -

 TOTAL DISTRIBUTIONS              (317,863)                   (331,223)

Share transactions Net            1,041,729                   1,379,988
proceeds from sales of shares

 Reinvestment of distributions    237,134                     268,115

 Cost of shares redeemed          (1,195,890)                 (1,269,584)

 NET INCREASE (DECREASE) IN       82,973                      378,519
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   2,436                       3,308

  TOTAL INCREASE (DECREASE)       (384,030)                   235,629
IN NET ASSETS

NET ASSETS

 Beginning of period              3,374,243                   3,138,614

 End of period (including        $ 2,990,213                 $ 3,374,243
undistributed net investment
income of $103,757 and
$44,710, respectively)

OTHER INFORMATION
Shares

 Sold                             86,188                      110,373

 Issued in reinvestment of        19,618                      21,123
distributions

 Redeemed                         (99,571)                    (103,535)

 Net increase (decrease)          6,235                       27,961


FINANCIAL HIGHLIGHTS

YEARS ENDED APRIL 30,            2000        1999      1998      1997      1996

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 13.080    $ 13.640  $ 12.480  $ 12.510  $ 11.990
of period

Income from Investment            1.192 C     1.153 C   1.133 C   1.054 C   1.099
Operations Net investment
income

Net realized  and unrealized      (1.763)     (.344)    1.431     .192      .723
gain (loss)

Total from investment             (.571)      .809      2.564     1.246     1.822
operations

Less Distributions

From net investment income        (1.017) E   (1.083)   (1.100)   (1.033)   (1.190)

From net realized gain            -           (.300)    (.310)    (.250)    (.087)

In excess of net realized gain    (.093) E    -         -         -         (.033)

Return of capital                 (.088)      -         -         -         -

Total distributions               (1.198)     (1.383)   (1.410)   (1.283)   (1.310)

Redemption fees added to          .009        .014      .006      .007      .008
paid in capital

Net asset value, end of period   $ 11.320    $ 13.080  $ 13.640  $ 12.480  $ 12.510

TOTAL RETURN A, B                 (4.48)%     6.91%     21.62%    10.57%    16.06%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,990     $ 3,374   $ 3,139   $ 1,890   $ 1,355
(in millions)

Ratio of expenses to  average     .75%        .80%      .80%      .80%      .80%
net assets

Ratio of expenses to average      .74% D      .80%      .80%      .80%      .79% D
net assets after expense
reductions

Ratio of net investment           9.85%       9.20%     8.57%     8.51%     8.85%
income to average net assets

Portfolio turnover rate           50%         68%       85%       102%      170%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT
CLOSEOUT FEE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE FUND'S EXPENSES.
E AMOUNTS SHOWN REFLECTS CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES.


NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity High Income Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, market discount, partnerships, non-taxable dividends, capital loss carryforward, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

For the period ended April 30, 2000, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to reductions in taxable income available for distribution after certain distributions had been made. (The tax treatment of distributions for the 2000 calendar year will be reported to shareholders prior to February 1, 2001.)

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 270 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $26,075,000 or 0.9% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,599,060,000 and $1,532,318,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,000 for the period.

5. INTERFUND LENDING PROGRAM.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $ 33,971,000. The weighted average interest rate was 5.64%. Interest earned from the interfund lending program amounted to $ 64,000 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $35,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $24,000 and $17,000, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity High Income Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity High Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
June 8, 2000

DISTRIBUTIONS


A total of 3% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.


INVESTMENT ADVISER
Fidelity Management & Research Company Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Investments Japan Limited

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Thomas T. Soviero, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

SPH-ANN-0600  103756
1.703464.102

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Bank of New York
New York, NY

FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Term Bond
Spartan(registered trademark) Government Income
Spartan Investment Grade Bond
Strategic Income
Target TimelineSM 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST(registered trademark))  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY(REGISTERED TRADEMARK)
SHORT-TERM BOND
FUND

ANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   24  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  28  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  33  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          34

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d


PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY SHORT-TERM BOND         3.21%        31.35%        82.69%

LB 1-3 Year Govt/Corp Bond       3.56%        33.58%        90.60%

Short Investment Grade Debt      2.93%        30.51%        86.07%
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-3 Year Government/Corporate Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. To measure how the fund's performance stacked up against its peers, you can compare it to the short investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 113 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY SHORT-TERM BOND       3.21%        5.60%         6.21%

LB 1-3 Year Govt/Corp Bond     3.56%        5.96%         6.66%

Short Investment Grade Debt    2.93%        5.46%         6.39%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Short-Term Bond             LB 1-3 Year Govt/Corp
             00450                       LB013
  1990/04/30      10000.00                    10000.00
  1990/05/31      10167.25                    10154.53
  1990/06/30      10240.41                    10261.88
  1990/07/31      10359.16                    10386.20
  1990/08/31      10343.44                    10423.04
  1990/09/30      10361.31                    10501.23
  1990/10/31      10335.57                    10609.64
  1990/11/30      10389.57                    10713.28
  1990/12/31      10489.63                    10838.66
  1991/01/31      10475.12                    10936.73
  1991/02/28      10595.61                    11015.72
  1991/03/31      10802.10                    11095.77
  1991/04/30      10949.44                    11204.44
  1991/05/31      11061.11                    11274.42
  1991/06/30      11101.68                    11316.30
  1991/07/31      11190.09                    11415.70
  1991/08/31      11378.02                    11570.49
  1991/09/30      11495.68                    11695.07
  1991/10/31      11628.88                    11820.98
  1991/11/30      11749.20                    11940.52
  1991/12/31      11960.82                    12121.03
  1992/01/31      12009.92                    12108.57
  1992/02/29      12114.11                    12147.00
  1992/03/31      12197.20                    12144.35
  1992/04/30      12263.53                    12255.41
  1992/05/31      12381.62                    12370.19
  1992/06/30      12497.15                    12496.62
  1992/07/31      12645.20                    12643.20
  1992/08/31      12755.85                    12745.25
  1992/09/30      12861.26                    12865.85
  1992/10/31      12770.26                    12788.45
  1992/11/30      12758.18                    12770.43
  1992/12/31      12844.43                    12891.03
  1993/01/31      13056.17                    13028.60
  1993/02/28      13201.89                    13134.89
  1993/03/31      13283.64                    13177.57
  1993/04/30      13348.90                    13260.26
  1993/05/31      13371.81                    13230.05
  1993/06/30      13517.31                    13330.24
  1993/07/31      13595.55                    13360.72
  1993/08/31      13744.98                    13472.58
  1993/09/30      13795.86                    13516.05
  1993/10/31      13883.98                    13547.59
  1993/11/30      13911.91                    13551.57
  1993/12/31      14017.12                    13606.44
  1994/01/31      14108.44                    13693.11
  1994/02/28      13985.72                    13610.15
  1994/03/31      13719.30                    13540.17
  1994/04/30      13614.03                    13488.75
  1994/05/31      13689.32                    13507.04
  1994/06/30      13563.22                    13542.56
  1994/07/31      13665.30                    13665.81
  1994/08/31      13721.37                    13711.93
  1994/09/30      13743.65                    13681.45
  1994/10/31      13736.76                    13712.73
  1994/11/30      13757.93                    13655.21
  1994/12/31      13443.38                    13681.18
  1995/01/31      13546.01                    13869.11
  1995/02/28      13688.84                    14061.02
  1995/03/31      13775.95                    14140.80
  1995/04/30      13908.98                    14268.83
  1995/05/31      14156.85                    14515.86
  1995/06/30      14241.92                    14594.85
  1995/07/31      14281.79                    14653.17
  1995/08/31      14372.30                    14741.96
  1995/09/30      14446.34                    14814.85
  1995/10/31      14541.23                    14937.84
  1995/11/30      14666.88                    15066.40
  1995/12/31      14763.52                    15180.64
  1996/01/31      14876.73                    15310.52
  1996/02/29      14835.09                    15252.21
  1996/03/31      14801.45                    15241.07
  1996/04/30      14815.94                    15256.45
  1996/05/31      14846.94                    15291.70
  1996/06/30      14943.24                    15403.56
  1996/07/31      15006.86                    15463.46
  1996/08/31      15053.90                    15520.45
  1996/09/30      15185.96                    15662.52
  1996/10/31      15339.44                    15839.32
  1996/11/30      15455.70                    15958.07
  1996/12/31      15468.53                    15960.72
  1997/01/31      15533.21                    16037.85
  1997/02/28      15573.23                    16077.61
  1997/03/31      15548.73                    16065.15
  1997/04/30      15683.66                    16196.89
  1997/05/31      15786.13                    16310.07
  1997/06/30      15885.93                    16423.52
  1997/07/31      16062.66                    16605.88
  1997/08/31      16074.88                    16621.52
  1997/09/30      16194.63                    16749.54
  1997/10/31      16299.38                    16870.15
  1997/11/30      16325.11                    16912.56
  1997/12/31      16428.65                    17024.15
  1998/01/31      16588.80                    17188.49
  1998/02/28      16609.90                    17205.71
  1998/03/31      16677.68                    17272.78
  1998/04/30      16760.31                    17358.39
  1998/05/31      16845.30                    17452.75
  1998/06/30      16928.06                    17542.87
  1998/07/31      17012.95                    17624.51
  1998/08/31      17134.82                    17827.29
  1998/09/30      17353.23                    18067.17
  1998/10/31      17356.38                    18145.36
  1998/11/30      17356.54                    18141.91
  1998/12/31      17438.70                    18212.16
  1999/01/31      17541.42                    18290.08
  1999/02/28      17497.52                    18212.95
  1999/03/31      17621.26                    18341.96
  1999/04/30      17701.48                    18404.83
  1999/05/31      17661.45                    18386.04
  1999/06/30      17702.34                    18444.27
  1999/07/31      17724.72                    18497.10
  1999/08/31      17768.38                    18545.69
  1999/09/30      17874.46                    18670.48
  1999/10/31      17921.39                    18725.72
  1999/11/30      17965.47                    18767.20
  1999/12/31      18012.58                    18786.55
  2000/01/31      18018.80                    18786.43
  2000/02/29      18148.96                    18916.81
  2000/03/31      18221.52                    19023.77
  2000/04/28      18268.94                    19060.38
IMATRL PRASUN   SHR__CHT 20000430 20000518 090726 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Short-Term Bond Fund on April 30, 1990. As the chart shows, by April 30, 2000, the value of the investment would have grown to $18,269 - a 82.69% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-3 Year Government/Corporate Bond Index, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,060 - a 90.60% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                    YEARS ENDED APRIL 30,

                    2000                    1999    1998   1997    1996

Dividend returns    5.86%                   5.85%   6.40%  6.55%   6.52%

Capital returns     -2.65%                  -0.23%  0.46%  -0.69%  0.00%

Total returns       3.21%                   5.62%   6.86%  5.86%   6.52%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED APRIL 30, 2000   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share            4.20(cents)   25.33(cents)   49.91(cents)

Annualized dividend rate       6.02%         5.98%          5.84%

30-day annualized yield        6.73%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $8.49 over the past one month, $8.49 over the past six months and $8.54 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Bonds had an unsettling journey, as
the Federal Reserve Board fired five
shots across the bow - in the form of
quarter-point rate hikes - in an effort
to subdue a raging economy during
the 12-month period that ended April
30, 2000. The Lehman Brothers
Aggregate Bond Index - a widely
followed measure of taxable-bond
performance - returned only 1.26% for
the period. The spread sectors - namely
corporate bonds, mortgage securities
and government agencies - lost the
most ground early on, recoiling in the
face of perceived supply pressures. The
news was much better in the fall, as
corporates jumped on
lighter-than-expected supply. Mortgages
rallied on strong housing turnover and
slowing refinancing activity, while a
restructuring in the agency market
helped prop up those issues. Treasuries
wilted as investors turned to
higher-yielding spread sector issues
and high-flying equities. However, the
scene changed abruptly in January
when the U.S. Treasury announced its
intent to re-purchase long-term debt and curtail future issuance. Treasury prices soared in response and, with the help of rising short-term interest rates, spawned an inverted yield curve - which occurs when short-term bonds outyield longer dated securities. Spread sectors recoiled on the news, with their yield spreads widening out relative to Treasuries. The Lehman Brothers
Treasury Index, reflective of this
reversal of fortune, posted a return of
2.23% for the 12-month period,
compared to the Lehman Brothers
Corporate Bond, Mortgage-Backed
Securities and U.S. Agency indexes,
which returned -1.01%, 1.85% and
1.19%, respectively.

(photograph of Andrew Dudley)

An interview with Andrew Dudley, Portfolio Manager of Fidelity
Short-Term Bond Fund

Q. HOW DID THE FUND PERFORM, ANDY?

A. For the 12-month period that ended April 30, 2000, the fund had a total return of 3.21%. In comparison, the Lehman Brothers 1-3 Year Government/Corporate Bond Index returned 3.56% during the same time frame, while the short investment grade debt funds average return was 2.93%, as tracked by Lipper Inc.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE 12-MONTH
PERIOD?

A. The fixed-income markets were in transition. The fiscal year began in a generally favorable environment marked by the continuation of the rebound from the market problems of 1998. Beginning in the summer of 1999, however, spread sectors - such as government agencies, and corporate, asset-backed and mortgage-backed securities - underperformed Treasuries because of the heavy issuance of new corporate debt, concerns about potential Y2K problems and the reaction of mortgage spreads to market volatility. Sentiment reversed during the final two months of 1999 and in early January, as the spread sectors rebounded in relation to Treasuries. Since mid-January, however, spread sectors have underperformed Treasuries. The fixed-income markets became unsettled by questions about the pricing relationships between Treasury securities and spread sectors. As the yield spreads between Treasuries and non-Treasuries widened, non-Treasuries suffered greater price losses. The negative impact caused by this transition, however, was not as large among shorter-maturity securities relative to longer-maturity securities.

Q. HOW DID THESE FACTORS AFFECT THE FUND'S PERFORMANCE?

A. The fund's performance reflected the rocky environment in the fixed-income market during the 12 months. As interest rates climbed in anticipation of the Federal Reserve Board's actions to tighten monetary policy by raising short-term rates, prices tended to decline, resulting in total returns that were less than the yields of short-term securities. The fund consistently emphasized spread sectors that offered a spread or yield advantage over Treasury securities. This emphasis contributed to marginal underperformance relative to the Lehman Brothers index during the first six months of the period. At the same time, our discipline of not trying to anticipate the direction of interest-rate changes helped the fund outperform the Lipper debt funds average throughout the 12 months.

Q. WHAT WERE YOUR PRINCIPAL STRATEGIES, ESPECIALLY WITH RESPECT TO ALLOCATIONS TO THE SPREAD SECTORS?

A. I continued to emphasize non-Treasury securities because their yield advantages could still deliver higher total returns by acting as a cushion to the Fed-related negative price action. At the end of the fiscal period, 47% of net assets were invested in corporate securities, with 15.6% in asset-backed securities, 7.3% in government agency mortgage securities and 5.4% in commercial mortgages. Treasuries accounted for 11.9% of net assets. I believed that because of the attractive values, particularly in high-quality non-Treasury securities, investors would eventually return to them. Consistent with our style, we have not tried to anticipate interest-rate changes and we have kept the fund's interest-rate sensitivity, or duration, close to that of the Lehman Brothers 1-3 Year Government/Corporate Index.

Q. DID ANY AREAS HURT PERFORMANCE?

A. Our security selection in the consumer retail sector detracted from performance. The market has become extremely sensitive to negative credit surprises, and we were hurt by securities that dramatically suffered in that environment.

Q. WHAT IS YOUR OUTLOOK?

A. I think we are in for a rocky ride in spread sectors. We have entered a period of heightened volatility as the market tries to find a new equilibrium in the relationship between the prices of Treasuries and non-Treasuries. While non-Treasury securities recently have underperformed Treasuries, I don't think this trend necessarily will be prolonged. The spread widening creates valuations that eventually attract investors back to those securities. Short-term volatility can bring opportunity to invest in securities that are mispriced in relation to their underlying value. In this changing environment, I believe we can find attractive opportunities among non-Treasury securities that have investment value not reflected in the current market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: high current income,
consistent with preservation of
capital, by investing primarily in
investment-grade, fixed-income
securities while maintaining an
average maturity of three
years or less

FUND NUMBER: 450

TRADING SYMBOL: FSHBX

START DATE: September 15,
1986

SIZE: as of April 30, 2000,
more than $1.3 billion

MANAGER: Andrew Dudley, since
1997; manager, Spartan
Short-Term Bond Fund and
Fidelity Advisor Short-Fixed
Income Fund, since 1997;
Fidelity Advisor Intermediate
Bond Fund, since December
1999; joined Fidelity in 1996

ANDREW DUDLEY ON CHANGING
ASSUMPTIONS IN THE
FIXED-INCOME MARKET:

"Over the past several months,
investors have been re-evaluating the
relationships, and therefore the
yield spreads, between Treasury and
non-Treasury securities. During recent
years, the market has operated on
relatively stable assumptions about the
long-term relationships between
Treasuries and spread products.
However, several developments have
raised questions about the validity
of the traditional assumptions. First,
federal budget surpluses have meant
there is less need for government
borrowing. This translates into reduced
supply of Treasuries, which has altered
the perceived supply/demand
relationship and supported the prices
of these securities. At the same time,
support seems to be growing for a
re-evaluation of the implied
government guarantees behind agency
securities, including those issued by
Fannie Mae and Freddie Mac. This has
created doubts about pricing for
agency securities and encouraged
spread volatility. Meanwhile, equity
market volatility and relatively weak
demand for so-called old economy
stocks have had an impact on the
market's perception of credit quality.
Some large-cap, old economy
companies have marginally increased
leverage in order to buoy equity
performance, often funding stock
buy-back programs with new debt.
While this trend is in the interests of
shareholders, it has undermined the
relative pricing of corporate bonds.

"Together, all these factors are
changing the dynamics of the
relationships between the prices of
Treasury and non-Treasury securities
and contributing to the
underperformance of the latter. In the
long run, I think the market will move
to a new equilibrium, but it doesn't
appear that we've reached that place
yet."


INVESTMENT CHANGES





QUALITY DIVERSIFICATION AS OF
APRIL 30, 2000

(MOODY'S RATINGS)              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 6
                                                        MONTHS AGO

Aaa                             39.6                     37.7

Aa                              5.7                      5.5

A                               16.0                     17.6

Baa                             30.1                     32.7

Ba and Below                    0.5                      1.8

Not Rated                       0.2                      0.4


TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS.
AVERAGE YEARS TO MATURITY AS
OF APRIL 30, 2000

                                     6 MONTHS AGO

Years                          2.3   2.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF APRIL 30, 2000

                                      6 MONTHS AGO

Years                           1.8   1.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000 *                                          AS OF OCTOBER 31, 1999 **

Corporate Bonds                 47.0%                           Corporate Bonds                       47.2%

U.S. Government and                                             U.S. Government and
Government Agency                                               Government Agency
Obligations                     23.7%                           Obligations                           20.3%

Asset-Backed  Securities        15.6%                           Asset-Backed  Securities              17.2%

CMOs and Other Mortgage                                         CMOs and Other Mortgage
Related Securities               5.7%                           Related Securities                     7.5%

Other Investments                2.9%                           Other Investments                      1.9%

Short-Term  Investments and                                     Short-Term  Investments and
Net Other Assets                 5.1%                           Net Other Assets                       5.9%

*  FOREIGN  INVESTMENTS          7.1%                           ** FOREIGN INVESTMENTS                 4.9%

Row: 1, Col: 1, Value: 47.0                                     Row: 1, Col: 1, Value: 47.2
Row: 1, Col: 2, Value: 0.0                                      Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 23.7                                     Row: 1, Col: 3, Value: 20.3
Row: 1, Col: 4, Value: 15.6                                     Row: 1, Col: 4, Value: 17.2
Row: 1, Col: 5, Value: 5.7                                      Row: 1, Col: 5, Value: 7.5
Row: 1, Col: 6, Value: 2.9                                      Row: 1, Col: 6, Value: 1.9
Row: 1, Col: 7, Value: 0.0                                      Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.1                                      Row: 1, Col: 8, Value: 5.9







INVESTMENTS APRIL 30, 2000

Showing Percentage of Net Assets



NONCONVERTIBLE BONDS - 47.0%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 0.5%

DEFENSE ELECTRONICS - 0.5%

Raytheon Co. 7.9% 3/1/03 (b)      Baa2      $ 7,400                            $ 7,346

BASIC INDUSTRIES - 0.4%

CHEMICALS & PLASTICS - 0.4%

Monsanto Co. 5.375% 12/1/01       A2         5,250                              5,111

CONSTRUCTION & REAL ESTATE -
2.5%

REAL ESTATE - 0.7%

Arden Realty LP 8.875% 3/1/05     Baa3       2,725                              2,727
(b)

Cabot Industrial Property LP      Baa2       2,195                              2,089
7.125% 5/1/04

Duke-Weeks Realty LP 6.875%       Baa2       4,100                              3,829
3/15/05

                                                                                8,645

REAL ESTATE INVESTMENT TRUSTS
- 1.8%

Avalonbay Communities, Inc.       Baa1       2,435                              2,304
6.58% 2/15/04

CenterPoint Properties Trust:

6.75% 4/1/05                      Baa2       1,530                              1,427

7.125% 3/15/04                    Baa2       4,700                              4,517

Equity Office Properties Trust:

6.375% 1/15/02                    Baa1       5,700                              5,555

6.5% 1/15/04                      Baa1       3,000                              2,820

Merry Land & Investment Co.,      A3         2,400                              2,271
Inc. 7.25% 6/15/05

ProLogis Trust 6.7% 4/15/04       Baa1       4,935                              4,634

Spieker Properties LP 6.8%        Baa2       1,210                              1,142
5/1/04

                                                                                24,670

TOTAL CONSTRUCTION & REAL                                                       33,315
ESTATE

DURABLES - 1.9%

AUTOS, TIRES, & ACCESSORIES -
1.1%

Daimler-Chrysler North            A1         6,000                              6,020
America Holding Corp. 6.38%
8/23/02 (d)

TRW, Inc.:

6.45% 6/15/01                     Baa1       5,550                              5,470

6.5% 6/1/02                       Baa1       3,200                              3,092

                                                                                14,582

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

TEXTILES & APPAREL - 0.8%

Jones Apparel Group,              Baa2      $ 8,155                            $ 7,887
Inc./Jones Apparel Group
Hldgs., Inc./Jones Apparel
Group USA, Inc. 6.25% 10/1/01

Jones Apparel Group, Inc.         Baa2       3,200                              3,000
7.5% 6/15/04

                                                                                10,887

TOTAL DURABLES                                                                  25,469

ENERGY - 1.5%

ENERGY SERVICES - 0.2%

Petroliam Nasional BHD            Baa3       2,150                              1,970
(Petronas) yankee 7.125%
10/18/06 (b)

OIL & GAS - 1.3%

Canada Occidental Petroleum       Baa2       5,600                              5,388
Ltd. 7.125% 2/4/04

Oryx Energy Co. 8% 10/15/03       Baa1       1,190                              1,181

The Coastal Corp. 6.2% 5/15/04    Baa2       6,300                              5,924

YPF Sociedad Anonima 7.5%         Baa1       5,140                              5,102
10/26/02

                                                                                17,595

TOTAL ENERGY                                                                    19,565

FINANCE - 20.2%

BANKS - 5.3%

Asian Development Bank 6.5%       Aaa        4,300                              4,232
10/21/02

Banc One Corp. 7.25% 8/1/02       A1         3,900                              3,882

BankBoston Corp. 6.625% 2/1/04    A3         390                                376

Capital One Bank:

6.26% 5/7/01                      Baa2       5,285                              5,193

6.48% 6/28/02                     Baa2       5,315                              5,139

6.65% 3/15/04                     Baa3       4,000                              3,800

First USA Bank NA 6.125%          Aa2        6,000                              5,923
6/25/01

Korea Development Bank:

6.625% 11/21/03                   Baa2       2,600                              2,465

7.375% 9/17/04                    Baa2       3,140                              2,971

yankee 6.5% 11/15/02              Baa2       2,415                              2,285

NationsBank Corp. 7% 9/15/01      Aa2        11,500                             11,454

Popular, Inc. 6.2% 4/30/01        A3         9,230                              9,107

Providian National Bank:

6.25% 5/7/01                      Baa3       3,250                              3,195

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

Providian National Bank: -
continued

6.75% 3/15/02                     Baa3      $ 1,250                            $ 1,216

Wells Fargo & Co.:

6.5% 9/3/02                       Aa2        6,000                              5,873

7.2% 5/1/03                       Aa2        4,000                              3,964

                                                                                71,075

CREDIT & OTHER FINANCE - 11.3%

Aristar, Inc. 6% 8/1/01           A3         4,500                              4,418

Chrysler Financial Corp.          A1         8,050                              7,786
5.25% 10/22/01

CIT Group Holdings, Inc. 6.5%     A1         6,130                              6,008
6/14/02

Daimler-Chrysler NA Holding       A1         7,200                              7,109
Corp. 6.84% 10/15/02

Edison Mission Energy Funding     Baa1       5,407                              5,244
Corp. 6.77% 9/15/03 (b)

ERP Operating LP:

6.55% 11/15/01                    A3         1,150                              1,126

7.1% 6/23/04                      A3         1,900                              1,813

Finova Capital Corp.:

6.11% 2/18/03                     Baa1       3,580                              3,251

7.25% 11/8/04                     Baa1       8,500                              7,790

Ford Motor Credit Co.:

6.3% 7/16/02 (d)                  A2         11,800                             11,643

6.5% 2/28/02                      A2         4,700                              4,605

General Electric Capital Corp.:

6.33% 9/17/01                     Aaa        13,000                             12,813

6.65% 9/3/02                      Aaa        16,700                             16,486

7.25% 5/3/04                      Aaa        7,500                              7,487

General Motors Acceptance
Corp.:

5.5% 1/14/02                      A2         8,500                              8,202

7.48% 2/28/03                     A2         5,700                              5,679

Heller Financial, Inc. 6.5%       A3         5,900                              5,760
7/22/02

PNC Funding Corp. 6.95% 9/1/02    A2         8,800                              8,674

Popular North America, Inc.       A3         5,640                              5,608
7.375% 9/15/01

Salton Sea Funding Corp.          Baa2       148                                148
7.02% 5/30/00

Sears Roebuck Acceptance          A3         2,175                              2,065
Corp. 6% 3/20/03

Sprint Capital Corp. 5.7%         Baa1       6,490                              6,115
11/15/03

The Money Store, Inc. 7.3%        A2         2,520                              2,502
12/1/02

Trizec Finance Ltd. yankee        Baa3       2,190                              2,234
10.875% 10/15/05

TXU Eastern Funding 6.15%         Baa1       7,200                              7,004
5/15/02

                                                                                151,570

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

INSURANCE - 0.3%

New York Life Insurance Co.       Aa3       $ 4,800                            $ 4,580
6.4% 12/15/03 (b)

SAVINGS & LOANS - 1.0%

Long Island Savings Bank FSB:

6.2% 4/2/01                       Baa3       6,000                              5,931

7% 6/13/02                        Baa3       5,000                              4,925

Sovereign Bancorp, Inc.           Ba3        3,600                              3,478
6.625% 3/15/01

                                                                                14,334

SECURITIES INDUSTRY - 2.3%

Amvescap PLC yankee:

6.375% 5/15/03                    A3         9,350                              8,867

6.6% 5/15/05                      A3         2,200                              2,045

Donaldson Lufkin & Jenrette,      A3         9,500                              9,340
Inc. 6.25% 8/1/01

Goldman Sachs Group LP:

6.2% 2/15/01                      A1         4,000                              3,963

6.6% 7/15/02 (b)                  A1         1,500                              1,464

Lehman Brothers Holdings 7%       A3         5,000                              4,907
5/15/03

                                                                                30,586

TOTAL FINANCE                                                                   272,145

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.2%

Tyco International Group SA:

6.875% 9/5/02 (b)                 Baa1       8,960                              8,767

yankee 6.125% 6/15/01             Baa1       7,750                              7,609

TOTAL INDUSTRIAL MACHINERY &                                                    16,376
EQUIPMENT

MEDIA & LEISURE - 2.9%

BROADCASTING - 1.6%

British Sky Broadcasting          Baa3       5,600                              5,200
Group PLC 7.3% 10/15/06

Continental Cablevision, Inc.     Baa2       10,859                             10,968
8.5% 9/15/01

Cox Communications, Inc. 7%       Baa2       1,600                              1,587
8/15/01

TCI Communications, Inc.          A2         945                                967
8.25% 1/15/03

TCI Communications, Inc. 9%       Ba1        3,030                              3,115
1/2/02

                                                                                21,837

PUBLISHING - 1.3%

News America Holdings, Inc.:

8.5% 2/15/05                      Baa3       4,000                              4,045

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

PUBLISHING - CONTINUED

News America Holdings, Inc.:
- continued

8.625% 2/1/03                     Baa3      $ 5,750                            $ 5,817

Time Warner Entertainment Co.     Baa2       7,340                              7,572
LP 9.625% 5/1/02

                                                                                17,434

TOTAL MEDIA & LEISURE                                                           39,271

NONDURABLES - 2.9%

BEVERAGES - 1.1%

Seagram JE & Sons, Inc.:

5.79% 4/15/01                     Baa3       3,700                              3,630

6.25% 12/15/01                    Baa3       3,625                              3,556

6.4% 12/15/03                     Baa3       8,400                              7,988

                                                                                15,174

FOODS - 0.7%

Dole Food Co., Inc. 6.75%         Baa3       8,590                              8,582
7/15/00

TOBACCO - 1.1%

Philip Morris Companies, Inc.:

7.25% 9/15/01                     A2         3,375                              3,335

7.625% 5/15/02                    A2         6,000                              5,934

8.75% 6/1/01                      A2         2,900                              2,919

RJ Reynolds Tobacco Holdings,     Baa2       3,000                              2,634
Inc. 7.375% 5/15/03

                                                                                14,822

TOTAL NONDURABLES                                                               38,578

RETAIL & WHOLESALE - 1.1%

GENERAL MERCHANDISE STORES -
0.6%

Federated Department Stores,
Inc.:

8.125% 10/15/02                   Baa1       6,570                              6,607

8.5% 6/15/03                      Baa1       1,750                              1,776

                                                                                8,383

GROCERY STORES - 0.5%

Safeway, Inc. 7% 9/15/02          Baa2       6,800                              6,707

TOTAL RETAIL & WHOLESALE                                                        15,090

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

TECHNOLOGY - 1.9%

COMPUTERS & OFFICE EQUIPMENT
- 1.9%

Comdisco, Inc.:

6.1% 6/5/01                       Baa1      $ 16,790                           $ 16,581

6.65% 11/13/01                    Baa1       4,990                              4,923

7.25% 9/1/02                      Baa1       3,500                              3,439

Sun Microsystems, Inc. 7%         Baa1       1,250                              1,234
8/15/02

                                                                                26,177

TRANSPORTATION - 2.8%

AIR TRANSPORTATION - 1.3%

Continental Airlines, Inc.
pass thru trust certificates:

6.954% 2/2/11                     Baa1       7,534                              7,081

7.08% 11/1/04                     Baa1       3,749                              3,593

Delta Air Lines 6.65% 3/15/04     Baa3       2,370                              2,214

Qantas Airways Ltd. 7.5%          Baa1       4,000                              3,912
6/30/03 (b)

                                                                                16,800

RAILROADS - 1.0%

CSX Corp.:

7.05% 5/1/02                      Baa2       5,100                              5,011

9.5% 8/1/00                       Baa2       5,450                              5,480

Norfolk Southern Corp. 6.95%      Baa1       3,100                              3,040
5/1/02

                                                                                13,531

TRUCKING & FREIGHT - 0.5%

Federal Express Corp. 7.53%       A3         7,032                              6,925
9/23/06

TOTAL TRANSPORTATION                                                            37,256

UTILITIES - 7.2%

CELLULAR - 0.1%

Cable & Wireless                  A2         1,620                              1,594
Communications PLC 6.375%
3/6/03

ELECTRIC UTILITY - 3.3%

Avon Energy Partners Holdings     Baa2       7,700                              7,535
6.73% 12/11/02 (b)

Niagara Mohawk Power Corp.:

7.375% 8/1/03                     Baa2       2,800                              2,740

9.25% 10/1/01                     Baa2       8,900                              9,094

Ohio Edison Co. 7.375% 9/15/02    Baa2       6,490                              6,365

Philadelphia Electric Co.:

5.625% 11/1/01                    Baa1       4,940                              4,792

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

Philadelphia Electric Co.: -
continued

6.5% 5/1/03                       Baa1      $ 2,250                            $ 2,165

7.125% 9/1/02                     Baa1       1,600                              1,573

Texas Utilities Electric Co.:

7.375% 8/1/01                     A3         2,430                              2,427

8% 6/1/02                         A3         6,250                              6,268

8.25% 4/1/04                      A3         1,440                              1,452

                                                                                44,411

GAS - 2.0%

CMS Panhandle Holding Co.         Baa3       4,200                              3,903
6.125% 3/15/04

El Paso Energy Corp. 6.625%       Baa2       4,270                              4,216
7/15/01

Enron Corp.:

6.45% 11/15/01                    Baa1       4,200                              4,124

6.5% 8/1/02                       Baa1       5,650                              5,493

9.875% 6/15/03                    Baa1       4,400                              4,642

Enserch Corp. 6.25% 1/1/03        Baa2       2,350                              2,255

Sonat, Inc. 6.875% 6/1/05         Baa2       1,925                              1,809

                                                                                26,442

TELEPHONE SERVICES - 1.8%

MCI WorldCom, Inc. 8.875%         A3         2,508                              2,608
1/15/06

Telecomunicaciones de Puerto      Baa2       9,190                              8,854
Rico, Inc. 6.15% 5/15/02

Teleglobe Canada, Inc. 7.2%       Baa1       6,450                              6,125
7/20/09

US West Communications 7.2%       A2         6,500                              6,367
11/1/04 (b)

                                                                                23,954

TOTAL UTILITIES                                                                 96,401

TOTAL NONCONVERTIBLE BONDS                                                      632,100
(Cost $648,370)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 16.4%



U.S. GOVERNMENT AGENCY
OBLIGATIONS - 4.5%

Fannie Mae 5.375% 3/15/02         Aaa        15,000                             14,569

Federal Home Loan Bank 6.75%      Aaa        38,400                             38,148
5/1/02

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

Government Trust Certificates     Aaa       $ 575                              $ 581
(assets of Trust guaranteed
by U.S. Government through
Defense Security Assistance
Agency) Class T-3, 9.625%
5/15/02

Guaranteed Export Trust           Aaa        4,235                              4,136
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1995-A, 6.28% 6/15/04

Israel Export Trust               Aaa        1,316                              1,312
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1994-1, 6.88% 1/26/03

Private Export Funding Corp.      Aaa        1,348                              1,333
secured 6.86% 4/30/04

TOTAL U.S. GOVERNMENT AGENCY                                                    60,079
OBLIGATIONS

U.S. TREASURY OBLIGATIONS -
11.9%

U.S. Treasury Notes:

5.25% 5/31/01                     Aaa        82,900                             81,802

6.625% 4/30/02                    Aaa        18,500                             18,471

7.875% 8/15/01                    Aaa        58,500                             59,350

TOTAL U.S. TREASURY                                                             159,623
OBLIGATIONS

TOTAL U.S. GOVERNMENT AND                                                       219,702
GOVERNMENT AGENCY OBLIGATIONS
(Cost $221,720)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 7.3%



FANNIE MAE - 3.9%

7.5% 7/1/29 to 4/1/30             Aaa        39,141                             38,297

8% 5/1/30                         Aaa        13,000                             12,976

11.5% 11/1/15                     Aaa        1,018                              1,112

                                                                                52,385

FREDDIE MAC - 1.9%

8.5% 5/1/27 to 5/1/29             Aaa        13,244                             13,435

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FREDDIE MAC - CONTINUED

8.5% 5/1/30 (c)                   Aaa       $ 12,245                           $ 12,429

12% 11/1/19                       Aaa        253                                276

                                                                                26,140

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 1.5%

8% 7/15/17                        Aaa        19,305                             19,486

11% 7/15/10                       Aaa        2                                  2

                                                                                19,488

TOTAL U.S. GOVERNMENT AGENCY                                                    98,013
- MORTGAGE SECURITIES
(Cost $98,886)

ASSET-BACKED SECURITIES - 15.6%



Americredit Automobile
Receivables Trust:

7.02% 12/15/05                    Aaa        8,000                              7,908

7.15% 8/15/04                     Aaa        5,700                              5,679

Arcadia Automobile
Receivables Trust:

Series 1999-C Class A3, 7.2%      Aaa        4,278                              4,244
6/15/07

5.67% 1/15/04                     Aaa        5,200                              5,107

ARG Funding Corp. 5.88%           Aaa        9,350                              9,108
5/20/03 (b)

BankAmerica Manufacturing         Aaa        720                                700
Housing Contract Trust V
6.2% 4/10/09

Capita Equipment Receivables      Aa3        6,800                              6,696
Trust 6.45% 8/15/02

Capital One Master Trust 7.1%     Aaa        8,500                              8,448
4/17/06

Caterpillar Financial Asset       Aaa        7,900                              7,799
Trust 6.2% 4/25/04

Chase Manhattan Marine Owner      Aaa        3,987                              3,985
Trust 6.25% 4/16/07

Chevy Chase Auto Receivables
Trust:

5.97% 10/20/04                    Aaa        3,074                              3,043

6.2% 3/20/04                      Aaa        1,207                              1,199

CIT RV Trust 5.78% 7/15/08        Aaa        7,000                              6,855

Contimortgage Home Equity
Loan Trust:

6.26% 7/15/12                     Aaa        989                                985

6.3% 7/15/12                      Aaa        4,400                              4,357

CPS Auto Grantor Trust 6.7%       Aaa        343                                342
2/15/02

CS First Boston Mortgage          Aaa        2,475                              2,475
Securities Corp. 7% 3/15/27

Discover Card Master Trust I:

5.65% 11/16/04                    Aaa        7,000                              6,766

6.3638% 7/18/05 (d)               A2         17,119                             17,122

ASSET-BACKED SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Distribution Financial            Aaa       $ 5,900                            $ 5,712
Services Marine Trust Series
1999-2 Class A3, 6.2%
11/15/11

Fidelity Funding Auto Trust       Aaa        400                                401
6.99%  11/15/02 (b)

First Security Auto Owner         A3         4,824                              4,735
Trust 6.2% 10/2/06

Ford Credit Auto Owner Trust:

6.15% 9/15/02                     A1         6,700                              6,593

7.03% 11/15/03                    Aaa        3,265                              3,250

Green Tree Financial Corp.        AAA        1,920                              1,898
6.68% 1/15/29

Key Auto Finance Trust:

5.83% 1/15/07                     Aaa        7,800                              7,573

6.65% 10/15/03                    Baa3       372                                370

Olympic Automobile                Aaa        1,015                              1,003
Receivables Trust 6.125%
11/15/04

Onyx Acceptance Grantor Trust     Aaa        3,531                              3,489
5.95%  7/15/04

Onyx Acceptance Owner Trust       Aaa        6,000                              5,906
5.78%  2/15/03

Orix Credit Alliance              Aaa        4,800                              4,772
Receivables Trust 7.12%
5/15/04

Petroleum Enhanced Trust          Baa2       3,445                              3,433
Receivables Offering
Petroleum Trust 6.125%
2/5/03 (b)(d)

Premier Auto Trust 5.7%           Aaa        13,300                             13,117
10/6/02

Prime Credit Card Master          Aaa        2,895                              2,855
Trust 6.75% 11/15/05

Reliance Auto Receivables         Aaa        290                                290
Corp., Inc. 6.1% 7/15/02 (b)

Sears Credit Account Master
Trust II:

6.2% 7/16/07                      Aaa        10,800                             10,513

7% 7/15/08                        Aaa        15,700                             15,489

Tranex Auto Receivables Owner     Aaa        1,403                              1,394
Trust 6.334% 8/15/03 (b)

Triad Auto Receivables Owner      Aaa        4,454                              4,384
Trust 5.98% 9/17/05

Western Financial Grantor         Aaa        606                                602
Trust 5.875%  3/1/02

WFS Financial Owner Trust         Aaa        9,000                              8,962
7.22% 9/20/04

TOTAL ASSET-BACKED SECURITIES                                                   209,559
(Cost $212,338)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.3%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

PRIVATE SPONSOR - 0.3%

GE Capital Mortgage Services,     Aaa       $ 1,084                            $ 1,073
Inc. planned amortization
class Series 1994-2 Class
A4, 6% 1/25/09

Residential Funding Mortgage      Aaa        3,453                              3,399
Securities I, Inc. planned
amortization class Series
1994-S12 Class A2, 6.5%
4/25/09

TOTAL COLLATERALIZED MORTGAGE                                                    4,472
OBLIGATIONS
(Cost $4,530)

COMMERCIAL MORTGAGE
SECURITIES - 5.4%



Allied Capital Commercial         Aaa        1,816                              1,781
Mortgage Trust sequential
pay Series 1998-1 Class A,
6.31% 1/25/28 (b)

Bankers Trust II Series           Baa2       7,800                              7,805
1999-S1A Class D, 8.0675%
2/28/14 (b)(d)

Bankers Trust REMIC Trust         A1         2,462                              2,463
1988-1 Series 1998-S1A Class
F, 7.58% 11/28/02 (d)

CBM Funding Corp. sequential      AA         3,348                              3,324
pay Series 1996-1 Class A-2,
6.88% 7/1/02

CS First Boston Mortgage
Securities Corp.:

sequential pay Series             -          2,361                              2,356
1997-SPICE Class A, 6.653%
8/20/36 (b)

Series 1998-FL1:

Class D, 6.4125% 12/10/00         A2         3,700                              3,666
(b)(d)

Class E, 6.7625% 1/10/13          Baa2       9,300                              9,210
(b)(d)

DLJ Commercial Mortgage Corp.     Aa2        3,830                              3,830
floater  Series 1998-STFA
Class A-3, 6.5075% 12/8/00
(b)(d)

Equitable Life Assurance          Baa2       3,255                              3,162
Society of the United States
floater Series 174 Class
D-2, 6.7063% 5/15/03 (b)(d)

Federal Deposit Insurance         Aaa        2,587                              2,559
Corp. REMIC Trust sequential
pay Series 1996-C1 Class 1A,
6.75% 7/25/26

FMAC Loan Receivables Trust       Aaa        2,270                              2,153
sequential pay Series 1998-C
Class A1 Notes, 5.99%
9/15/20 (b)

Franchise Loan Trust              Aaa        4,209                              4,075
sequential pay Series 1998-I
Class A1 Notes, 6.24%
7/15/20 (b)

GS Mortgage Securities Corp.
II  Series 1999-GSFL II:

Class E, 7.977% 11/13/13          Baa2       3,900                              3,884
(b)(d)

Class F, 7.6634% 11/13/13         Baa3       3,900                              3,848
(b)(d)

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Host Marriot Pool Trust           Aaa       $ 3,816                            $ 3,694
sequential pay Series
1999-HMTA Class A, 6.98%
8/1/15

Nomura Depositor Trust            Baa2       7,610                              7,359
floater Series 1998-ST1A
Class A-4, 6.9038% 2/15/34
(b)(d)

Structured Asset Securities       A3         6,759                              6,723
Corp. floater Series
1998-C2A Class C, 6.555%
1/25/13 (b)(d)

TOTAL COMMERCIAL MORTGAGE                                                       71,892
SECURITIES
(Cost $72,869)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (E) - 2.4%



Korean Republic yankee 8.75%      Baa2       175                                177
4/15/03

Ontario Province:

euro 8.5% 2/28/01                 Aa3        2,500                              2,521

yankee global 7.75% 6/4/02        Aa3        23,900                             24,077

United Mexican States 9.875%      Baa3       5,700                              5,857
1/15/07

TOTAL FOREIGN GOVERNMENT AND                                                    32,632
GOVERNMENT AGENCY OBLIGATIONS
(Cost $32,989)

SUPRANATIONAL OBLIGATIONS -
0.5%



African Development Bank          Aa1        6,760                              6,807
7.75% 12/15/01 (Cost $7,139)


CASH EQUIVALENTS - 8.2%

                                             MATURITY AMOUNT (000S)

Investments in repurchase                  $ 110,065                             110,011
agreements (U.S. Government
Obligations), in a joint
trading account at 5.86%,
dated 4/28/00 due 5/1/00
(Cost $110,011)

TOTAL INVESTMENT PORTFOLIO -                                                     1,385,188
103.1%
(Cost $1,408,852)

NET OTHER ASSETS - (3.1)%                                                         (41,661)

NET ASSETS - 100%                                                              $ 1,343,527


LEGEND

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $124,390,000 or 9.3% of net assets.

(c) Security purchased on a delayed delivery or when-issued basis.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        61.0%      AAA, AA, A    54.9%

Baa               30.1%      BBB           28.1%

Ba                0.5%       BB            1.2%

B                 0.0%       B             0.0%

Caa               0.0%       CCC           0.0%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

The percentage not rated by Moody's or S&P amounted to 0.2%.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,408,915,000. Net unrealized depreciation aggregated $23,727,000, of which $79,000 related to appreciated investment securities and $23,806,000 related to depreciated investment securities.

At April 30, 2000, the fund had a capital loss carryforward of approximately $241,749,000 of which $18,091,000, $94,824,000,
$99,539,000, $10,379,000, $10,466,000 and $8,450,000 will expire on
April 30, 2002, 2003, 2004, 2005, 2006 and 2008, respectively. Of the loss carryforwards expiring in 2003, 2004, 2005 and 2006, $39,729,000,
$25,460,000, $4,138,000 and $2,203,000, respectively, were acquired in the merger and are available to offset future capital gains of the fund to the extent provided by regulations.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)

                                       APRIL 30, 2000

ASSETS

Investment in securities, at              $ 1,385,188
value (including repurchase
agreements of $110,011)
(cost $1,408,852) -  See
accompanying schedule

Cash                                       135

Receivable for investments                 6,033
sold

Receivable for fund shares                 4,756
sold

Interest receivable                        17,596

Other receivables                          5

 TOTAL ASSETS                              1,413,713

LIABILITIES

Payable for investments         $ 45,995
purchased Regular delivery

 Delayed delivery                12,515

Payable for fund shares          10,186
redeemed

Distributions payable            782

Accrued management fee           471

Other payables and accrued       237
expenses

 TOTAL LIABILITIES                         70,186

NET ASSETS                                $ 1,343,527

Net Assets consist of:

Paid in capital                           $ 1,620,074

Distributions in excess of                 (2,210)
net investment income

Accumulated undistributed net              (250,673)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (23,664)
(depreciation) on investments

NET ASSETS, for 158,964                   $ 1,343,527
shares outstanding

NET ASSET VALUE, offering                  $8.45
price and redemption price
per share ($1,343,527
(divided by) 158,964 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS

                          YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME                          $ 82,594
Interest

Security lending                            62

 TOTAL INCOME                               82,656

EXPENSES

Management fee                  $ 5,371

Transfer agent fees              1,956

Accounting and security          285
lending fees

Non-interested trustees'         4
compensation

Custodian fees and expenses      68

Registration fees                129

Audit                            58

Legal                            25

Reports to shareholders          33

Miscellaneous                    2

 Total expenses before           7,931
reductions

 Expense reductions              (90)       7,841

NET INVESTMENT INCOME                       74,815

REALIZED AND UNREALIZED GAIN                (14,730)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities           (17,224)

 Delayed delivery commitments    (94)       (17,318)

NET GAIN (LOSS)                             (32,048)

NET INCREASE (DECREASE) IN                 $ 42,767
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED  APRIL 30, 2000  YEAR ENDED APRIL 30, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 74,815                    $ 50,002
income

 Net realized gain (loss)         (14,730)                    (1,324)

 Change in net unrealized         (17,318)                    (2,215)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       42,767                      46,463
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (73,596)                    (48,878)
from net investment income

Share transactions Net            1,015,415                   597,154
proceeds from sales of shares

 Net asset value of shares        282,178                     -
issued in exchange for the
net   assets of Spartan
Short-Term Bond Fund

 Reinvestment of distributions    64,786                      43,453

 Cost of shares redeemed          (961,335)                   (473,668)

 NET INCREASE (DECREASE) IN       401,044                     166,939
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       370,215                     164,524
IN NET ASSETS

NET ASSETS

 Beginning of period              973,312                     808,788

 End of period (including        $ 1,343,527                 $ 973,312
distributions in excess  of
net investment income of
$2,210 and  $3,226,
respectively)

OTHER INFORMATION
Shares

 Sold                             118,998                     68,556

 Issued in exchange for           32,926                      -
shares of Spartan
Short-Term Bond Fund

 Issued in reinvestment of        7,602                       4,989
distributions

 Redeemed                         (112,714)                   (54,377)

 Net increase (decrease)          46,812                      19,168


FINANCIAL HIGHLIGHTS

YEARS ENDED APRIL 30,            2000     1999     1998     1997     1996

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 8.680  $ 8.700  $ 8.660  $ 8.720  $ 8.720
of period

Income from Investment            .507 B   .507 B   .546 B   .558 B   .579
Operations Net investment
income

Net realized and unrealized       (.238)   (.030)   .033     (.061)   (.020)
gain (loss)

Total from investment             .269     .477     .579     .497     .559
operations

Less Distributions

From net investment income        (.499)   (.497)   (.539)   (.552)   (.504)

Return of capital                 -        -        -        (.005)   (.055)

Total distributions               (.499)   (.497)   (.539)   (.557)   (.559)

Net asset value, end of period   $ 8.450  $ 8.680  $ 8.700  $ 8.660  $ 8.720

TOTAL RETURN A                    3.21%    5.62%    6.86%    5.86%    6.52%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,344  $ 973    $ 809    $ 922    $ 1,048
(in millions)

Ratio of expenses to average      .63% C   .66% C   .70%     .70%     .69%
net assets

Ratio of expenses to average      .62% D   .65% D   .70%     .70%     .68% D
net assets after expense
reductions

Ratio of net investment           5.96%    5.83%    6.26%    6.41%    6.37%
income to average net assets

Portfolio turnover rate           126% E   133%     117%     104%     151%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
E THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Short-Term Bond Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the, trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards, expiring capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

2. OPERATING POLICIES - CONTINUED

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments.The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,628,236,000 and $ 1,509,287,000 respectively, of which U.S. government and government agency obligations aggregated
$996,488,000 and $971,024,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .43% of average net assets.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. INTERFUND LENDING PROGRAM.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loan was outstanding amounted to $17,307,000. The weighted average interest rate was 5.90%. Interest earned from the interfund lending program amounted to $20,000 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

6. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no security loans outstanding.

7. EXPENSE REDUCTIONS.

From May 1, 1999 to June 24, 1999, FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above .65% of average net assets. During this period, the reimbursement reduced expenses by $24,000. Effective June 25, 1999 this expense limitation was changed to .63% of average net assets.

7. EXPENSE REDUCTIONS - CONTINUED

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During this period, the fund's custodian and transfer agent fees were reduced by $28,000 and $38,000, respectively, under these arrangements.

8. MERGER INFORMATION.

On June 24, 1999, the fund acquired all of the assets and assumed all of the liabilities of Spartan Short-Term Bond Fund. The acquisition, which was approved by the shareholders of Spartan Short-Term Bond Fund on June 16, 1999, was accomplished by an exchange of 32,926,000 shares of the fund for the 31,705,000 shares then outstanding (each valued at $8.90) of Spartan Short-Term Bond Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Spartan Short-Term Bond Fund's net assets, including $3,778,000 of unrealized depreciation, were combined with the fund for total net assets after the acquisition of $1,264,246,000.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity Short-Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Short-Term Bond Fund (a fund of Fidelity Fixed-Income Trust) at April 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Short-Term Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
June 2, 2000

DISTRIBUTIONS


A total of 12.55% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.


TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

Three Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72nd Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

RHODE ISLAND

47 Providence Place
Providence, RI

TENNESSEE

6150 Poplar Avenue
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

1861 International Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500


INVESTMENT ADVISER
Fidelity Management & Research Company Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Investments Japan Ltd.
Fidelity Investments Money
 Management, Inc.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Dwight D. Churchill, Vice President
Andrew J. Dudley, Vice President
David L. Murphy, Vice President
Stanley N. Griffith, Assistant Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

* INDEPENDENT TRUSTEES

STP-ANN-0600  103626
1.703606.102

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Bank of New York
New York, NY

FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Term Bond
Spartan(registered trademark)  Government Income
Spartan Investment Grade Bond
Strategic Income
Target TimelineSM 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST(registered trademark))  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com